                                                                    [APPLICATION
                                                                         INSIDE]

 [AIM LOGO APPEARS HERE]       THE AIM FAMILY OF FUNDS--Registered Trademark--

ADVISOR CLASS OF

AIM GLOBAL TRENDS FUND
(A SERIES PORTFOLIO OF AIM SERIES TRUST)
PROSPECTUS
SEPTEMBER 8, 1998

This Prospectus contains information about AIM GLOBAL TRENDS FUND (the "Fund"), which is a series investment portfolio of AIM Series Trust (the "Trust"), an open-end, series, management investment company. The Fund is a diversified portfolio which seeks long-term growth of capital. Unlike a typical mutual fund, which invests directly in portfolio securities, the Fund invests substantially all of its assets in shares of the AIM theme funds: AIM Global Consumer Products and Services Fund; AIM Global Financial Services Fund; AIM Global Health Care Fund; AIM Global Infrastructure Fund; AIM Global Resources Fund; and AIM Global Telecommunications Fund (collectively, the "Underlying Theme Funds").

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated September 8, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Trust at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. Additional information about the Fund may also be obtained from http://www.aimfunds.com.

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               TABLE OF CONTENTS

                                         PAGE
                                         ----
SUMMARY................................     2
THE FUND...............................     4
  Table of Fees and Expenses...........     4
  Financial Highlights.................     6
  Performance..........................     7
  Investment Program...................     8
  Description of the Underlying Theme
     Funds.............................     8
  Risk Factors and Special
     Considerations....................    10
  Management...........................    12
  Other Information....................    13
INVESTOR'S GUIDE TO THE AIM FAMILY OF
  FUNDS--Registered Trademark--........   A-1

                                         PAGE
                                         ----
  Introduction to The AIM Family of
     Funds.............................   A-1
  How to Purchase Shares...............   A-1
  Terms and Conditions of Purchase of
     the AIM Funds.....................   A-2
  Special Plans........................   A-4
  Exchange Privilege...................   A-4
  How to Redeem Shares.................   A-5
  Determination of Net Asset Value.....   A-7
  Dividends, Distributions and Tax
     Matters...........................   A-8
  General Information..................  A-10
  Appendix.............................  A-11
APPLICATION INSTRUCTIONS...............   B-1

                                    SUMMARY
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THE FUND

  The Fund is a diversified series of the Trust.

  INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital.

  PRINCIPAL INVESTMENTS. The Fund invests, under normal circumstances, substantially all of its assets in shares of the following Underlying Theme
Funds: AIM Global Consumer Products and Services Fund ("Consumer Products and Services Fund"); AIM Global Financial Services Fund ("Financial Services Fund"); AIM Global Health Care Fund ("Health Care Fund"); AIM Global Infrastructure Fund ("Infrastructure Fund"); AIM Global Resources Fund ("Resources Fund"); and AIM Global Telecommunications Fund ("Telecommunications Fund"). The allocation of the Fund's assets to the Underlying Theme Funds is governed strictly by a formula described herein. See "Investment Objective and Policies."

  INVESTMENT MANAGERS. The Fund is managed by A I M Advisors, Inc. ("AIM") and is sub-advised and sub-administered by INVESCO (NY), Inc. (the "Sub-advisor"). AIM and the Sub-advisor and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-advisor are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. AIM was organized in 1976 and, together with its subsidiaries, currently advises approximately 90 investment company portfolios.

  PURCHASING SHARES. Advisor Class shares are offered through this Prospectus to
(a) trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 1,000 employees; (b) any account with assets of at least $10,000 if (i) a financial planner, trust company, bank trust department or registered investment advisor has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least 0.50% on the assets in the account; (c) any account with assets of a least $10,000 if
(i) such account is established under a "wrap fee" program, and (ii) the account holder pays the sponsor of such program an annual fee of at least 0.50% on the assets in the account; (d) accounts advised by the Sub-advisor or one of the companies formerly affiliated with the Asset Management Division of Liechtenstein Global Trust AG, provided such accounts were invested in Advisor Class shares of any of the funds in The AIM Family of Funds that are sub-advised by the Sub-advisor ("AIM Funds") on May 29, 1998; and (e) any of the companies affiliated with AMVESCAP PLC.

  Pursuant to a separate prospectus, the Fund also offers Class A, Class B and Class C shares, which represent interests in the Fund. The Class A, Class B and Class C shares have different distribution arrangements.

  Initial investments in Advisor Class shares must be at least $500 and additional investments must be at least $50. The distributor of the Advisor Class shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739. See "How to Purchase Shares."

  EXCHANGE PRIVILEGE. The Fund is among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds" or the "AIM Funds"). Advisor Class shares of the Fund may be exchanged for Advisor Class shares of certain funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Advisor Class shareholders of the Fund may redeem all or a portion of their shares at the Fund's net asset value on any business day. See "How to Redeem Shares."

  DISTRIBUTIONS. The Fund currently declares and pays dividends from net investment income, if any, on an annual basis. The Fund generally makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters."

  RISK FACTORS. There is no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate, reflecting fluctuations in the net asset value of the shares of the Underlying Theme Funds. Investors should review the investment objectives and policies of the Fund and the Underlying Theme Funds carefully and consider their ability to assume these and other risks involved in purchasing shares of the Fund. See "Investment Program," "Description of the Underlying Theme Funds' and "Risk Factors and Special Considerations." As a recently organized entity, the Fund has a limited operating history.

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, aimfunds.com, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND INVEST WITH DISCIPLINE AND AIM BANK CONNECTION ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
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TABLE OF FEES AND EXPENSES

  The expenses and maximum transaction costs associated with investing in Advisor Class shares of the Fund are reflected in the following table:

Shareholder Transactions Costs:
  Maximum sales charge on purchase of shares (as a % of
     offering price)........................................   None
  Sales charges on reinvested distributions to
     shareholders...........................................   None
  Maximum deferred sales charges (as a % of net asset value
     at time of purchase or sale, whichever is less)........   None
  Redemption charges........................................   None
  Exchange fees.............................................   None
  Annual Fund Operating Expenses*: (as a % of average net
     assets)
  Investment management fees................................   None
  12b-1 distribution and service fees.......................   None
  Other expenses............................................   None
                                                               ----
          Total Fund Operating Expenses.....................   0.00%
                                                               ====

* The Annual Fund Operating Expenses are estimated for the Fund's initial fiscal period. "Other expenses" (including transfer agency, legal and audit fees and other operating expenses) initially will be borne by AIM and the Sub-advisor. Subject to receipt of an order of the SEC pursuant to a pending exemptive application, such expenses may be borne by AIM, the Sub-advisor and the Underlying Theme Funds or the Underlying Theme Funds alone. See "Other Information -- Special Servicing Agreement." Investors purchasing Advisor Class shares through financial planners, trust companies, bank trust departments or registered investment advisers, or under a "wrap fee" program, will be subject to additional fees charged by such entities or by the sponsors of such programs. Where any account advised by one of the companies composing or affiliated with AMVESCAP PLC invests in Advisor Class shares of the Fund, such account shall not be subject to duplicative advisory fees.

  In addition to the Annual Fund Operating Expenses shown above, the Fund, as a shareholder in the Underlying Theme Funds, indirectly bears its pro rata share of the fees and expenses incurred by the Underlying Theme Funds. As a result, the investment returns of the Fund reflect the expenses of the Underlying Theme Funds in which it holds shares. Because the Fund invests only in Advisor Class shares of the Underlying Theme Funds it pays no sales charge or 12b-1 distribution or service fees in connection with these investments. The following table shows the expense ratios applicable to Advisor Class shares of the Underlying Theme Funds for their fiscal years ended October 31, 1997.

                                                              EXPENSE RATIO OF
                                                               ADVISOR CLASS
UNDERLYING THEME FUND                                            SHARES(1)
---------------------                                         ----------------
Consumer Products and Services Fund.........................       1.34%
Financial Services Fund.....................................       1.50%
Health Care Fund............................................       1.27%
Infrastructure Fund.........................................       1.50%
Resources Fund..............................................       1.50%
Telecommunications Fund.....................................       1.29%

(1) Effective January 1, 1998, AIM has undertaken to limit each Underlying Theme Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to a maximum level of 1.50% of the average daily net assets of such fund's Advisor Class shares.

  The following table shows the aggregate expense ratio of the Fund based on a weighted average of the expense ratios of Advisor Class shares of the Underlying Theme Funds in which the Fund was invested as of October 31, 1997, plus the Fund's total operating expenses.(1)

                   AIM GLOBAL TRENDS FUND                        ESTIMATED
       (INCLUDING THE FUND'S INDIRECT PRO RATA SHARE             AGGREGATE
       OF THE EXPENSES OF THE UNDERLYING THEME FUNDS)         EXPENSE RATIO(2)
       ----------------------------------------------         ----------------
Advisor Class...............................................       1.35%

(1) These percentages do not necessarily reflect the current allocation of the Fund's assets to the Underlying Theme Funds or the allocation of the Fund's assets on any other date.

(2) Because of AIM's undertaking to limit each Underlying Theme Fund's expenses as described above, the Fund's aggregate expense ratio will not exceed 1.50% for Advisor Class shares. AIM has voluntarily agreed to continue this limitation through May 31, 2000.

  HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES. An investor would have directly or indirectly paid the following expenses of the Fund based upon the Fund's estimated aggregate expense ratio at the end of the periods shown on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                       ------   -------   -------   --------
Advisor Class shares................................    $14       $43       $75       $164

  The foregoing table is intended to assist investors in understanding the various costs and expenses associated with investing in the Fund.

  THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF FUTURE EXPENSES. THE FUND'S ACTUAL DIRECT AND INDIRECT EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE EXAMPLE ASSUMES PAYMENT BY THE FUND OF OPERATING EXPENSES AT THE LEVEL SET FORTH UNDER "ANNUAL FUND OPERATING EXPENSES" ABOVE AND OF ITS INDIRECT PRO RATA SHARE OF THE ADVISOR CLASS SHARE EXPENSES OF THE UNDERLYING THEME FUNDS, AS DESCRIBED ABOVE.

  THE TABLE AND THE ASSUMPTION IN THE HYPOTHETICAL EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATION OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUND'S OR ANY UNDERLYING THEME FUND'S PROJECTED OR ACTUAL PERFORMANCE.

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FINANCIAL HIGHLIGHTS

  The table below provides condensed financial information concerning income and capital changes for one Advisor Class share of the Fund. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes, for the fiscal period ended December 31, 1997 have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon also is included in the Statement of Additional Information. The unaudited financial statements and notes for the semi-annual period ended June 30, 1998, are also included in the Statement of Additional Information.

                             AIM GLOBAL TRENDS FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                                                              SIX MONTHS    SEPTEMBER 15, 1997
                                                                 ENDED       (COMMENCEMENT OF
                                                               JUNE 30,       OPERATIONS) TO
                                                                1998(c)        DECEMBER 31,
                                                              (UNAUDITED)        1997(c)
                                                              -----------   ------------------
ADVISOR CLASS
Per Share Operating Performance:
  Net asset value, beginning of period......................    $10.64            $11.43
                                                                ------            ------
Income from investment operations:
  Net investment income (loss)..............................        --              0.01
  Net realized and unrealized gain (loss) on investments....      1.24             (0.31)
                                                                ------            ------
  Net increase (decrease) from investment operations........      1.24             (0.30)
                                                                ------            ------
Distributions to shareholders:
  In excess of net investment income........................        --             (0.49)
                                                                ------            ------
          Total distributions...............................        --             (0.49)
                                                                ------            ------
Net asset value, end of period..............................    $11.88            $10.64
                                                                ======            ======
Total investment return(b)..................................     11.65%            (2.51)%
                                                                ======            ======
Ratios and supplemental data:
Net assets, end of period (in 000's)........................    $1,419            $1,241
Ratio of net investment income (loss) to average net
  assets(a).................................................      0.01%             0.15%
Ratio of operating expenses to average net assets: (a)......      0.00%             0.00%
Portfolio turnover rate(a)+.................................         8%                1%

---------------

 (a)  Annualized.

 (b)  Not annualized.

 (c)  Calculated based upon average shares outstanding during the period.

  + Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issues.

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PERFORMANCE

  All advertisements of the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return.

  The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such practices will have the effect of increasing the Fund's total return. The performance of the Fund will vary from time to time and past results are not necessarily representative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund as well as by general market conditions.

  UNDERLYING THEME FUND PERFORMANCE. The Fund has a limited history and therefore a limited performance record. Thus, the performance shown below is not the performance of the Fund, but instead reflects the performance of the Underlying Theme Funds. The following table shows the average annual total returns of Class A and Class B shares of each Underlying Theme Fund for the most recent one- and five-year periods (as applicable) and for the life of the Underlying Theme Funds. The performance information reflects deduction of the maximum applicable sales charges. Returns would be higher if these charges were not reflected. The Fund invests in the Advisor Class shares of the Underlying Theme Funds, which are not subject to sales charges and distribution and service fees. However, Class A and Class B shares of the Fund are subject to their own sales charges and distribution and service fees.

                                             1 YEAR              5 YEARS          LIFE OF FUND
                                        -----------------   -----------------   -----------------
UNDERLYING THEME FUND                   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
---------------------                   -------   -------   -------   -------   -------   -------
                                               AVERAGE ANNUAL TOTAL RETURN THROUGH 4/30/98
Consumer Products and Services Fund...  45.69%    47.14%       n/a       n/a    30.87%(1) 31.66%(1)
Financial Services Fund...............  33.53%    34.54%       n/a       n/a    17.52%(2) 17.94%(2)
Health Care Fund......................  28.90%    29.62%    17.91%    18.25%    14.59%(3) 18.50%(4)
Infrastructure Fund...................   8.37%     8.14%       n/a       n/a     9.93%(5) 10.17%(5)
Resources Fund........................   7.91%     7.80%       n/a       n/a     9.00%(6)  9.24%(6)
Telecommunications Fund...............  36.09%    37.17%    14.34%    14.64%    13.67%(7) 14.85%(8)

  Past performance of the Underlying Theme Funds is not a guarantee of future results for either the Underlying Theme Funds or the Fund. Further information about each Underlying Theme Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by calling (800) 824-1580 or contacting your financial adviser.

(1) The Consumer Products and Services Fund commenced operations on December 30, 1994.

(2) The Financial Services Fund commenced operations on May 31, 1994.

(3) Class A shares of the Health Care Fund were initially offered on August 7, 1989.

(4) Class B shares of the Health Care Fund were initially offered on April 1, 1993.

(5) The Infrastructure Fund commenced operations on May 31, 1994.

(6) The Resources Fund commenced operations on May 31, 1994.

(7) Class A Shares of the Telecommunications Fund were initially offered on January 27, 1992.

(8) Class B shares of the Telecommunications Fund were initially offered on April 1, 1993.

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INVESTMENT PROGRAM

  INVESTMENT OBJECTIVE. The Fund seeks long-term growth of capital. Unlike a typical mutual fund, which invests directly in securities, the Fund invests, under normal circumstances, substantially all of its assets in the following Underlying Theme Funds: Consumer Products and Services Fund; Financial Services Fund; Health Care Fund; Infrastructure Fund; Resources Fund and Telecommunications Fund.

  INVESTMENT POLICIES. The Sub-advisor exercises no discretion in investing the Fund's assets. Rather, the Sub-advisor periodically determines the allocation of the Fund's assets to the Underlying Theme Funds according to the industry weightings of the companies composing the Morgan Stanley Capital International All Country (AC) World Index ("MSCI"). (The MSCI is a broad unmanaged index of global stock prices, comprising approximately 2,483 different issuers, located in 48 countries including both developed and developing countries as of April 30, 1998. Each of the 2,483 stocks is placed into one of 38 MSCI industry sectors.) The Sub-advisor assesses which of the Underlying Theme Funds can invest, as part of its primary focus, in each of these industries. For example, industries in the MSCI in which the Financial Services Fund invests include the Banking, Financial Services, Insurance and Real Estate industries. The percentage that those industries compose in the MSCI is the initial weighting assigned to the Financial Services Fund. Where two or more Underlying Theme Funds can invest in an industry, the weighting of that industry in the MSCI is split equally among each qualifying Underlying Theme Fund. See the Appendix for the allocation of the 38 industries to the Underlying Theme Funds. Of course, the Underlying Theme Funds do not invest necessarily in the same industries or the same companies that compose the MSCI. Because the percentage weight assigned to each industry in the MSCI changes over time and because the percentage of the Fund's assets invested in each Underlying Theme Fund will change over time, the Sub-advisor will rebalance the Fund's assets among the Underlying Theme Funds at least semi-annually. In addition, the Sub-advisor will invest incoming money in, and satisfy redemption requests by redeeming shares of, each Underlying Theme Fund according to the MSCI weighting as of the last business day of the preceding month.

  As of April 30, 1998, the allocation of the Fund's assets to the Underlying Theme Funds was as follows:

Consumer Products and Services Fund.........................   30.8%
Financial Services Fund.....................................   21.5%
Health Care Fund............................................   10.4%
Infrastructure Fund.........................................   16.4%
Resources Fund..............................................   11.1%
Telecommunications Fund.....................................    9.7%

  These percentages do not include cash or money market instruments held by the Fund and do not necessarily reflect the current allocation of the Fund's assets to the Underlying Theme Funds or the allocation of the Fund's assets on any other date.

  The Fund is a more diversified investment than any single Underlying Theme Fund. However, because the Underlying Theme Funds are actively managed without any attempt to reflect the country, industry or company weightings of the MSCI, the Underlying Theme Funds will perform differently than the corresponding industry components of the MSCI, and the Underlying Theme Funds will perform differently than the overall MSCI. While the Fund does not therefore represent the performance of the MSCI, it does represent a globally diversified portfolio, with allocations among developed and emerging countries, industries and companies intended to achieve long-term growth of capital.

  The Fund is designed to meet the needs of investors who seek professional money management services and who appreciate the advantages of diversification. The Fund by itself should not be considered a complete investment program. As a recently organized entity, the Fund has a limited operating history.

  OTHER INFORMATION. The investment objective of the Fund may not be changed without the approval of a majority of its outstanding voting securities. As defined in the Investment Company Act of 1940, as amended ("1940 Act"), and as used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, or
(ii) more than 50% of the outstanding shares. In addition, the Fund has adopted certain investment limitations as fundamental policies that also may not be changed without shareholder approval. See "Investment Limitations" in the Statement of Additional Information. Unless specifically noted, the Fund's investment policies described in this Prospectus, and in the Statement of Additional Information, are not fundamental policies and may be changed by the Trust's Board of Trustees without shareholder approval.

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DESCRIPTION OF THE UNDERLYING THEME FUNDS

  The following descriptions summarize the investment objectives and policies of the Underlying Theme Funds. There is no assurance that any Underlying Theme Fund will achieve its investment objective. The Statement of Additional Information includes more information about the investment policies of the Underlying Theme Funds. Investors desiring more information on an Underlying Theme Fund should call (800) 347-4246 or contact their financial adviser for the Underlying Theme Fund's prospectus.

  CONSUMER PRODUCTS AND SERVICES FUND. The Consumer Products and Services Fund's investment objective is long-term capital growth. It seeks its objective by investing all of its investable assets in the Consumer Products and Services Portfolio, that, in turn, invests primarily in equity securities of companies throughout the world that manufacture, market, retail or distribute consumer prod-ucts and services. The Consumer Products and Services Portfolio's investment objective is identical to that of the Consumer Products and Services Fund.

  At least 65% of the Consumer Products and Services Portfolio's total assets normally will be invested in common and preferred stocks and warrants to acquire such securities issued by consumer products and services companies. A "consumer products or services" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from activities relating to consumer products or services, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Consumer Products and Services Portfolio's assets may be invested in debt securities issued by consumer products or services companies and/or equity and debt securities of companies outside the consumer products or services industries, which, in the opinion of the Sub-adviser, stand to benefit from developments in such industries.

  FINANCIAL SERVICES FUND. The Financial Services Fund's investment objective is long-term capital growth. It seeks its objective by investing all of its investable assets in the Financial Services Portfolio, that, in turn, invests primarily in equity securities of companies throughout the world that operate in the financial services industries. The Financial Services Portfolio's investment objective is identical to that of the Financial Services Fund.

  At least 65% of the Financial Services Portfolio's total assets normally will be invested in common and preferred stocks and warrants to acquire such securities issued by financial services companies. A "financial services" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from financial services activities, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Financial Services Portfolio's assets may be invested in debt securities issued by financial services companies and/or equity and debt securities of companies outside of the financial services industries, which, in the opinion of the Sub-advisor, stand to benefit from developments in the financial services industries.

  HEALTH CARE FUND. The Health Care Fund's investment objective is long-term capital appreciation. It seeks its objective by investing primarily in equity securities of health care companies throughout the world.

  At least 65% of the Health Care Fund's total assets normally will be invested in common and preferred stocks and warrants to acquire such securities issued by health care companies. A "health care" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from health care activities, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Health Care Fund's assets may be invested in debt securities issued by health care companies and/or equity and debt securities of companies outside of the health care industry, which, in the opinion of the Sub-advisor, stand to benefit from developments in the health care industries.

  INFRASTRUCTURE FUND. The Infrastructure Fund's investment objective is long-term capital growth. It seeks its objective by investing all of its investable assets in the Infrastructure Portfolio, that, in turn, invests primarily in equity securities of companies throughout the world that design, develop or provide products and services significant to a country's infrastructure. The Infrastructure Portfolio's investment objective is identical to that of the Infrastructure Fund.

  At least 65% of the Infrastructure Portfolio's total assets normally will be invested in common and preferred stocks and warrants to acquire such securities issued by infrastructure companies. An "infrastructure" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from infrastructure activities, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Infrastructure Portfolio's assets may be invested in debt securities issued by infrastructure companies and/or equity and debt securities of companies outside of the infrastructure industries, which, in the opinion of the Sub-advisor, stand to benefit from developments in the infrastructure industries.

  RESOURCES FUND. The Resources Fund's investment objective is long-term capital growth. It seeks its objective by investing all of its investable assets in the Resources Portfolio, that, in turn, invests primarily in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. The Resources Portfolio's investment objective is identical to that of the Resources Fund.

  At least 65% of the Resources Portfolio's total assets will normally be invested in common and preferred stocks and warrants to acquire such securities issued by natural resource companies. A "natural resource" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from natural resource activities, or (ii) at least 50% of the assets was devoted to such activities, based upon the company's most recent fiscal year. The remainder of the Resources Portfolio's assets may be invested in debt securities issued by natural resource companies and/or equity and debt securities of companies outside of the natural resource industries, which, in the opinion of the Sub-advisor, stand to benefit from developments in the natural resource industries.

  TELECOMMUNICATIONS FUND. The Telecommunications Fund's investment objective is long-term growth of capital. It seeks its objective by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment.

  At least 65% of the Telecommunications Fund's total assets normally will be invested in common and preferred stocks and warrants to acquire such securities issued by telecommunications companies. A "telecommunications" company is an entity in which (i) at least 50% of either its revenues or earnings was derived from telecommunications activities, or (ii) at least 50% of its assets was devoted to telecommunications activities, based on the company's most recent fiscal year. The remainder of the assets of the Telecommunications Fund may be invested in debt securities issued by telecommunications companies and/or equity and debt securities of companies outside of the telecommunications industry which, in the opinion of the Sub-advisor, stand to benefit from developments in the telecommunications industries.

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RISK FACTORS AND SPECIAL CONSIDERATIONS

  INVESTING IN THE UNDERLYING THEME FUNDS. The investments of the Fund are concentrated in the Underlying Theme Funds, so the Fund's investment performance is directly related to the investment performance of the Underlying Theme Funds. The ability of the Fund to meet its investment objective is directly related to the allocation among those Underlying Theme Funds as well as the ability of the Underlying Theme Funds to meet their objectives. There is no assurance that the investment objective of the Fund or any Underlying Theme Fund will be achieved. The value of the Underlying Theme Funds' domestic and foreign investments varies in response to many factors. The value of equity securities held by an Underlying Theme Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities. In addition, the value of debt securities held by an Underlying Theme Fund generally will fluctuate with changes in the perceived creditworthiness of the issuers of such securities and interest rates.

  Because each Underlying Theme Fund focuses its investments on particular industries, an investment in each may be more volatile than that of other investment companies that do not concentrate their investments in such a manner. The value of the shares of each Underlying Theme Fund will be especially susceptible to factors affecting the industries in which it focuses. In particular, each of the industries is subject to governmental regulation that may have a material effect on the products and services offered by companies in these industries.

  UNDERLYING THEME FUNDS' INVESTMENT ALLOCATION. The Sub-advisor allocates each Underlying Theme Fund's (or its corresponding Portfolio's) assets among securities of countries and in currency denominations where opportunities for meeting each Underlying Theme Fund's investment objective are expected to be the most attractive. Each Underlying Theme Fund may invest substantially in securities denominated in foreign currencies or in multinational currency units (such as euros). Under normal conditions, each Underlying Theme Fund invests in the securities of issuers located in at least three countries, including the United States; investments in securities of issuers in any one country, other than the United States, will represent no more than 40% of the Financial Services Portfolio's and the Telecommunication Fund's total assets, and no more than 50% of the Infrastructure Portfolio's, the Resources Portfolio's, the Health Care Fund's and the Consumer Products and Services Portfolio's total assets.

  In analyzing specific companies for possible investment the Sub-advisor, on behalf of the Underlying Theme Funds, ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. In assessing companies for the Resources Portfolio, the Sub-advisor will also evaluate, among other factors, their capabilities for expanded exploration and production, superior exploration programs and production techniques and facilities, current inventories, expected production and demand levels and the potential to accumulate new resources.

  FOREIGN INVESTMENTS. The Underlying Theme Funds' investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. By investing in foreign securities, the Underlying Theme Funds also have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true of an Underlying Theme Fund that invests in emerging markets. Many investments in emerging markets are considered speculative and therefore may offer greater return potential, but have significantly greater risk. Also, to the extent that an Underlying Theme Fund's investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect the Fund's share price.

  Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU intends to establish a common European currency for participating countries which will be known as the "euro." It is anticipated that each participating country will supplement its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participating in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

  The expected introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions before or after the introduction of the euro and could adversely affect the value of securities held by the Fund.

  LOWER QUALITY DEBT SECURITIES. The Fund may invest in an Underlying Theme Fund that invests in high yield, high risk securities, commonly known as "junk bonds." As a result, the Fund may be subject to some of the risks resulting from high yield investing. The Fund also may invest in Underlying Theme Funds that invest in medium grade bonds. Lower quality debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Lower rated and comparable unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers, and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

  ILLIQUID SECURITIES. The Underlying Theme Funds may invest in securities for which no readily available market exists, so-called "illiquid securities." Illiquid securities may be more difficult to value than liquid securities and the sale of illiquid securities generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities. Moreover, illiquid securities often sell at prices lower than similar securities that are liquid.

  OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. Each Underlying Theme Fund is authorized to enter into options, futures and forward currency transactions, although they might not enter into such transactions. Options, futures and forward currency transactions involve certain risks, which include: (1) dependence on the Sub-advisor's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in the appropriate market sector and movements in interest rates and currency markets;
(2) imperfect correlation, or even no correlation, between movements in the price of options, forward contracts, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which an Underlying Theme Fund invests;
(4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time;
(5) the possible loss of principal under certain conditions; and (6) the possible inability of an Underlying Theme Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for an Underlying Theme Fund to sell a security at a disadvantageous time, due to the need for the Underlying Theme Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

  INVESTING IN SMALLER COMPANIES. Each Underlying Theme Fund may invest in smaller companies that may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

  OTHER INVESTMENT PRACTICES OF THE UNDERLYING THEME FUNDS. In addition to the investment practices described in this Prospectus, the Underlying Theme Funds may engage in certain other investment practices, including lending their portfolio securities; purchasing securities on a when-issued or delayed delivery basis; entering into repurchase or reverse repurchase agreements; and borrowing money. Further information on the investment policies, practices and risks of the Underlying Theme Funds can be found in the Statement of Additional Information as well as the Underlying Theme Funds' prospectus and statement of additional information.

  PURCHASES AND REDEMPTIONS. From time to time, the Underlying Theme Funds may experience relatively large purchases or redemptions due to rebalancing of the Fund by the Sub-advisor. This may have a material effect on the Underlying Theme Funds, because Underlying Theme Funds that experience redemptions as a result of the rebalancing may have to sell portfolio securities and because Underlying Theme Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Underlying Theme Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales also may increase transaction costs.

  MASTER-FEEDER STRUCTURE OF CERTAIN UNDERLYING THEME FUNDS. The Financial Services Fund, Infrastructure Fund, Resources Fund and Consumer Products and Services Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, each seeks its investment objective by investing all of its investable assets in the Financial Services Portfolio, Infrastructure Portfolio, Resources Portfolio and Consumer Products and Services Portfolio (each a "Portfolio"), respectively. Each Portfolio is a separate investment company. Because each such Underlying Theme Fund will invest only in its corresponding Portfolio, that Underlying Theme Fund's shareholders will acquire only an indirect interest in the investments of that Portfolio.

  TEMPORARY DEFENSIVE STRATEGIES. The Underlying Theme Funds retain the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital the Sub-advisor may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, the Underlying Theme Funds may invest up to 100% of their total assets in cash and/or high quality debt securities and money market instruments. To the extent an Underlying Theme Fund adopts a temporary defensive posture, it will not be invested so as to achieve directly its investment objective.

  In addition, pending investment of proceeds from new sales of the shares or to meet its ordinary daily cash needs, the Underlying Theme Funds may hold cash and/or may invest in high quality debt instruments and money market instruments. The Fund may hold cash and/or may invest in money market instruments under similar circumstances. Money market instruments in which the Underlying Theme Funds and the Fund may invest include, but are not limited to, United States government securities; high-grade commercial paper; bank certificates of deposit; bankers' acceptances and repurchase agreements related to any of the foregoing. "High-grade commercial paper" refers to commercial paper rated A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or P-1 by Moody's Investors Service, Inc. or, if not rated, determined by the Sub-advisor to be of comparable quality.

  PORTFOLIO TURNOVER. The Fund's portfolio turnover rate is expected to be low and is not anticipated to exceed 20% annually. The portfolio turnover rates of the Underlying Theme Funds and their corresponding Portfolios have ranged from 35% to 392% during their most recent fiscal years. There is no assurance that the turnover rates of the Underlying Theme Funds and their corresponding Portfolios will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the Underlying Theme Funds.

  AFFILIATED PERSONS. The officers and trustees of the Trust currently serve as officers and trustees of the Underlying Theme Funds. AIM and the Sub-advisor also serves as investment advisor and/or administrator and sub-advisor and/or sub-administrator, respectively, to the Underlying Theme Funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Fund and the Underlying Theme Funds.

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MANAGEMENT

  The Trust's Board of Trustees has overall responsibility for the operation of the Fund. The Trust's Board of Trustees has approved all significant agreements between the Trust on the one side and persons or companies furnishing services to the Fund on the other, including the investment management and administration agreement with AIM, the investment sub-advisory and sub-administration agreement between AIM and the Sub-advisor, the agreements with AIM Distributors regarding distribution of the Fund's shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Fund are delegated to the officers of the Trust, subject always to the investment objective and policies of the Fund and to the general supervision of the Trust's Board of Trustees. See "Management -- Trustees and Executive Officers" in the Statement of Additional Information for information on the Trustees.

  INVESTMENT MANAGEMENT AND ADMINISTRATION. Subject to the supervision and direction of the Trust's Board of Trustees, AIM and the Sub-advisor will ensure that the Fund's assets are invested in the Underlying Theme Funds according to the formula and pre-determined percentages described in the "Investment Objective and Policies" section of this Prospectus. AIM and the Sub-advisor will determine how the Fund's assets will be invested in short-term investments and place all purchase and sale orders for such instruments and for the Underlying Theme Funds. AIM and the Sub-advisor provide the following administration services to the Fund: furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Fund's operation. The Sub-advisor also serves as the Fund's pricing and accounting agent. Finally, AIM and the Sub-advisor will initially assume all costs of the Fund's operation, except for service and distribution fees described below and non-recurring and extraordinary expenses. The Fund, as a shareholder in the Underlying Theme Funds, indirectly will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Theme Funds. The investment management and administration fees paid by the Underlying Theme Funds are higher than those paid by most mutual funds.

  AIM also serves as the Fund's pricing and accounting agent. For these services, AIM receives a fee based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets, and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

  AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment manager to the Fund pursuant to a master investment management and administration agreement (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. The Sub-advisor, 50 California Street, 27th Floor, San Francisco, California 94111, and 1166 Avenue of the Americas, New York, New York 10036, serves as the sub-advisor to the Fund pursuant to an investment sub-advisory and sub-administration agreement. Prior to May 29, 1998, the Sub-advisor was known as Chancellor LGT Asset Management, Inc. On May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of the Sub-advisor, consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included the Sub-advisor and certain other affiliates. As a result of this transaction, the Sub-advisor is now an indirect wholly owned subsidiary of AMVESCAP PLC. Prior to the sale, the Sub-advisor and its worldwide asset management affiliates provided investment management and/or administrative services to institutional, corporate and individual clients around the world since 1969.

  AIM and the Sub-advisor and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-advisor are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

  In addition to the investment resources of their Houston, San Francisco and New York offices, AIM and the Sub-advisor draw upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Fund, the Sub-advisor employs a team approach, taking advantage of its investment resources around the world.

  While the Fund will not be actively managed or have a portfolio manager, the Underlying Theme Funds are actively managed by teams of investment professionals. At least semi-annually the Fund will rebalance the Fund's assets among the Underlying Theme Funds according to the MSCI weighting as of the last business day of the preceding month.

  DISTRIBUTOR. The Trust has entered into a Master Distribution Agreement (the "Distribution Agreement"), with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of the Advisor Class shares of the Fund. Certain Trustees and officers of the Trust are affiliated with AIM Distributors.

  The Distribution Agreement provides AIM Distributors with the exclusive right to distribute Advisor Class shares of the Fund directly and through institutions with whom AIM Distributors has entered into selected dealer agreements.

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OTHER INFORMATION

  SPECIAL SERVICING AGREEMENT. Until the Special Servicing Agreement described below its entered into, AIM and the Sub-advisor will pay all the expenses of the Fund, excluding service and distribution fees and certain non-recurring and extraordinary expenses. Expenses initially paid by AIM and the Sub-advisor will include fees and expenses of the Fund's accounting agent; legal, auditing and accounting expenses; taxes; fees and expenses of A I M Fund Services, Inc. (the "Transfer Agent"); fees and expenses of registering or qualifying the Fund's shares for sale; fees and expenses of Trustees, officers and employees of the Trust who are not affiliated with AIM or the Sub-advisor; the cost of printing and distributing reports and notices to existing shareholders; and fees and expenses incurred in connection with membership in investment company organizations.

  An exemptive application has been filed with the SEC requesting relief from certain provisions of the 1940 Act to permit the Fund, AIM, the Sub-advisor, the Underlying Theme Funds and the Transfer Agent to enter into a Special Servicing Agreement ("Agreement"). If exemptive relief is obtained, all the Fund's expenses except for service and distribution fees and certain non-recurring and extraordinary expenses will be paid for in accordance with the Agreement. Under the Agreement, to the extent that the aggregate expenses of the Fund are less than the estimated savings to the Underlying Theme Funds from the operation of the Fund, each Underlying Theme Fund will bear those expenses in proportion to the average daily value of its shares owned by the Fund and/or the number of shareholder accounts at the Fund. The estimated savings are expected to result from the reduction of the Underlying Theme Funds' shareholder servicing costs due to the elimination of separate shareholder accounts that either currently are or have potential to be invested in the Underlying Theme Funds. The estimated savings produced by the operation of the Fund may offset most, if not all, the expenses incurred by the Fund other than service and distribution fees. To the extent that the Fund's expenses exceed the aggregate financial benefits to the Underlying Theme Funds, AIM and the Sub-advisor will pay that excess.

  ORGANIZATION OF THE TRUST. The Trust was organized as a Delaware business trust on May 7, 1998. On May 29, 1998, the Trust acquired the assets of and assumed the liabilities of GT Global Series Trust, a Massachusetts business trust organized on August 26, 1996. The Trust currently consists of one series. From time to time, the Trust may establish other series, each holding a distinct investment portfolio and issuing a distinct series of the Trust's shares of beneficial interest. Shares of each series are entitled to one vote per share (with proportional voting for fractional shares) and are transferable. Shareholders have no preemptive rights. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

  If any additional series of the Trust are established, on any matter submitted to a vote of shareholders, shares of each series will be voted by its shareholders individually when the matter affects the specific interest of that series only, such as approval of its investment management arrangements. The shares of the Trust's series would be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection by the Board of Trustees of the Trust's independent accountants.

  Normally there will be no annual meeting of shareholders in any year, except as required under the 1940 Act. Fund shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

  Pursuant to the Trust's Declaration of Trust, the Trust may issue an unlimited number of shares of the Fund. Each share of the Fund represents an interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other Fund shares and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared at the discretion of the Board of Trustees. Each share of the Fund is equal in earnings, assets and voting privileges, except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Fund shares, when issued, are fully paid and nonassessable.

  LEGAL COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800 acts as counsel to the Trust and the Fund.

     THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND TO
                           SHAREHOLDER ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
                  TO THE AIM FAMILY OF FUNDS--Register Mark--
                            FOR ADVISOR CLASS SHARES
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INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of approximately 50 mutual funds, several of which offer Advisor Class shares. Only Advisor Class shares are offered through this Prospectus. Advisor Class shares are available from the following funds (collectively, the "Advisor Class Funds"):

            AIM BASIC VALUE FUND                          AIM GLOBAL INFRASTRUCTURE FUND
            AIM DEVELOPING MARKETS FUND                   AIM GLOBAL RESOURCES FUND
            AIM DOLLAR FUND                               AIM GLOBAL TELECOMMUNICATIONS FUND
            AIM EMERGING MARKETS FUND                     AIM GLOBAL TRENDS FUND
            AIM EMERGING MARKETS DEBT FUND                AIM INTERNATIONAL GROWTH FUND
            AIM EUROPE GROWTH FUND                        AIM JAPAN GROWTH FUND
            AIM GLOBAL CONSUMER PRODUCTS                  AIM LATIN AMERICAN GROWTH FUND
              AND SERVICES FUND                           AIM MID CAP EQUITY FUND
            AIM GLOBAL FINANCIAL SERVICES FUND            AIM NEW PACIFIC GROWTH FUND
            AIM GLOBAL GOVERNMENT INCOME FUND             AIM SMALL CAP GROWTH FUND
            AIM GLOBAL GROWTH & INCOME FUND               AIM STRATEGIC INCOME FUND
            AIM GLOBAL HEALTH CARE FUND                   AIM WORLDWIDE GROWTH FUND

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. ADVISOR CLASS SHARES OF A FUND MAY BE EXCHANGED ONLY FOR ADVISOR CLASS SHARES OF ANOTHER FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
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HOW TO PURCHASE SHARES

  Shares offered by this Prospectus are available for purchase only by certain investors and are offered at net asset value without the imposition of a front-end or contingent deferred sales charge or Rule 12b-1 fees.

  HOW TO OPEN AN ACCOUNT. Advisor Class shares are available through Financial Advisers (as defined herein) who have entered into agreements with A I M Distributors, Inc. ("AIM Distributors"). In order to purchase Advisor Class shares of any Advisor Class Fund, the Financial Adviser, on behalf of the investor, must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent"). The Transfer Agent will not accept new Account Application forms submitted directly by investors.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable IRS penalties. The minimum initial investment for Advisor Class shares is $500.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Advisor Class shares of any Advisor Class Funds not named on the cover of this Prospectus, as well as Class A, Class B and Class C shares of other funds distributed by AIM Distributors ("AIM Funds"), are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his Financial Adviser should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                                                     Shareholder Name, Shareholder Account Number (70
                   OBI:                              character limit)

  It is recommended that investors in wrap fee accounts and advisory accounts place orders through their Financial Advisers.

  HOW TO PURCHASE ADDITIONAL SHARES. Additional Advisor Class shares may be purchased directly through AIM Distributors or through any Financial Adviser who has entered into an agreement with AIM Distributors. The minimum investment for additional purchases of Advisor Class shares is $50.

  BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  BY AIM BANK CONNECTION(SM): To purchase additional Advisor Class shares by electronic funds transfer, please contact the Client Services Department of AFS for details.

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TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  In addition to the Advisor Class Funds, the AIM Funds consist of the following funds: AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM SELECT GROWTH FUND, AIM SMALL CAP OPPORTUNITIES FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND), with the Advisor Class Funds, the "Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value."

  Advisor Class shares are offered through this Prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees; (b) any account with assets of at least $10,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over the account and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% of the assets in the account; (c) any account with assets of at least $10,000 if (i) the account is established under a "wrap fee" program and (ii) the account holder pays the sponsor of such program an annual fee of at least .50% of the assets in the account; (d) accounts advised by INVESCO (NY), Inc. or one of the companies formerly affiliated with Liechtenstein Global Trust AG, provided such accounts were invested in Advisor Class shares on May 29, 1998; (e) any of the companies affiliated with AMVESCAP PLC; and (f) AIM GLOBAL TRENDS FUND (certain Advisor Class Funds only).

  Financial planners, trust companies, bank trust departments and registered investment advisers referenced in clause (b) above, and sponsors of "wrap fee' programs referenced in clause (c) above are collectively referred to as "Financial Advisers." Financial Advisers and other fiduciaries may be required to provide information satisfactory to AIM Distributors concerning their eligibility to purchase Advisor Class shares. Investors in wrap fee programs and advisory accounts may only purchase Advisor Class shares through Financial Advisers who have entered into agreements with AIM Distributors. Investors may be charged a fee by their agents or brokers for effecting transactions in Advisor Class shares.

  AIM Distributors may, from time to time, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  TIMING OF PURCHASE ORDERS. Orders for the purchase of Advisor Class shares received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close"), on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. Certain financial institutions (or their designees) may be authorized to accept purchase orders on behalf of the AIM Funds. Orders received by authorized institutions (or their designees) before NYSE Close will be deemed to have been received by an AIM Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer/financial institution's failure to submit an order within the prescribed time frame will be borne by that dealer/financial institution. Please see "How to Purchase Shares -- Initial and Subsequent Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO AIM DOLLAR FUND. Because AIM DOLLAR FUND uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of that fund will remain constant at $1.00 per share. However, there is no assurance that AIM DOLLAR FUND can maintain a $1.00 net asset value per share. AIM DOLLAR FUND generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

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SPECIAL PLANS

  Except as noted below, each Advisor Class Fund provides the special plans described below for the convenience of its Advisor Class shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Advisor Class shareholders may elect to have all dividends and distributions declared by an Advisor Class Fund paid in cash or invested at net asset value either in Advisor Class shares of the same Advisor Class Fund or invested in shares of another Advisor Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one Advisor Class Fund invested in shares of another Advisor Class Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another Advisor Class Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An Advisor Class Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  PORTFOLIO REBALANCING PROGRAM. The Portfolio Rebalancing Program ("Program") permits eligible shareholders with a minimum account balance of $5,000 to establish and maintain an allocation across a range of Advisor Class Funds. The Program automatically rebalances holdings of Advisor Class Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, Advisor Class Funds ("Personal Portfolio") is to be rebalanced on a quarterly, semiannual, or annual basis.

  Rebalancing under the Program will be effected through the exchange of shares of one or more Advisor Class Funds in the shareholder's Personal Portfolio for shares of the same class(es) of one or more other Advisor Class Funds in the shareholder's Personal Portfolio. See "Exchange Privilege." If shares of the Advisor Class Fund(s) in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of Advisor Class Fund(s) that have appreciated most during the period being exchanged for shares of Advisor Class Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions." Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

  The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular Advisor Class Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing an Advisor Class Fund's shares. The AIM Funds and AIM Distributors reserve the right to modify, suspend, or terminate the Program at any time on sixty (60) days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which Advisor Class Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Certain dealers/financial institutions may charge a fee for establishing accounts relating to the Program. Investors should contact their dealers/financial institutions or AIM Distributors for more information.

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EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Advisor Class shareholders of the Advisor Class Funds may participate in an exchange privilege as described below. AIM Distributors acts as distributor for the Advisor Class Funds which represent a range of different investment objectives and policies.

  Advisor Class shares of any Advisor Class Fund may be exchanged only for Advisor Class shares of any other Advisor Class Fund.

  Investors in wrap fee programs and advisory accounts interested in making an exchange should contact their Financial Advisers to request the prospectus of an Advisor Class Fund being considered. Other investors should contact AIM Distributors for the appropriate prospectus.

  An exchange is permitted only in the following circumstances: (a) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Advisor Class Fund acquired through such exchange; (b) the shares of the Advisor

Class Fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (c) the exchange must be made between accounts having identical registrations and addresses; (d) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (e) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (f) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (g) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the Advisor Class Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE ADVISOR CLASS FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any Advisor Class Fund to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. Normally, Advisor Class shares of an Advisor Class Fund to be acquired by exchange are purchased at their net asset value determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that an Advisor Class Fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into an Advisor Class Fund that declares daily dividends ("Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Advisor Class shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their Advisor Class shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of Advisor Class shares to be exchanged, and the names of the Advisor Class Funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. A shareholder may give exchange information to his Financial Adviser. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the Advisor Class Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the Advisor Class Funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a Financial Adviser, shareholder or dealer who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a Financial Adviser, shareholder or dealer is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

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HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer/financial institution who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. No redemption fee is imposed when Advisor Class shares are redeemed or repurchased; however, dealers/financial institutions may charge service fees for handling repurchase transactions.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnership, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information, and (e) the proceeds of the redemption do not exceed $50,000. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's taxpayer identification number and current address, and mailings of confirmations promptly after the transaction.

  TIMING AND PRICING OF REDEMPTION ORDERS. Advisor Class shares of the Advisor Class Funds are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent or certain financial institutions (or their designees) who are authorized to accept redemption orders on behalf of the AIM Funds, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. Orders for the redemption of Advisor Class shares received on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. It is the responsibility of the dealer/financial institution to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer/financial institution's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer/financial institution. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner, (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions, and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term in defined in rules adopted by the Securities and Exchange Commission (the "SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

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DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each Advisor Class Fund is determined as of 4:00 p.m. Eastern Time on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an Advisor Class Fund's share will be determined as of the close of the NYSE on such day. For purposes of defining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the AIM DOLLAR FUND, are valued at amortized cost as reflecting fair value.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund. Securities listed primarily on foreign exchanges may trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of a fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of that fund.

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DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund generally pays dividends and distributions as set forth below:

                                                                                DISTRIBUTIONS           DISTRIBUTIONS
                                                                                    OF NET                 OF NET
                                              DIVIDENDS FROM                       REALIZED               REALIZED
                                              NET INVESTMENT                      SHORT-TERM              LONG-TERM
               FUND                               INCOME                        CAPITAL GAINS           CAPITAL GAINS
               ----                           --------------                    -------------           -------------
AIM BASIC VALUE FUND...............  declared and paid annually         annually                        annually
AIM DEVELOPING MARKETS FUND........  declared and paid annually         annually                        annually
AIM DOLLAR FUND....................  declared daily; paid monthly       annually                        annually
AIM EMERGING MARKETS FUND..........  declared and paid annually         annually                        annually
AIM EMERGING MARKETS DEBT FUND.....  declared and paid monthly          annually                        annually
AIM EUROPE GROWTH FUND.............  declared and paid annually         annually                        annually
AIM GLOBAL CONSUMER PRODUCTS AND
  SERVICES FUND....................  declared and paid annually         annually                        annually
AIM GLOBAL FINANCIAL SERVICES
  FUND.............................  declared and paid annually         annually                        annually
AIM GLOBAL GOVERNMENT INCOME
  FUND.............................  declared and paid monthly          annually                        annually
AIM GLOBAL GROWTH & INCOME FUND....  declared and paid quarterly        annually                        annually
AIM GLOBAL HEALTH CARE FUND........  declared and paid annually         annually                        annually
AIM GLOBAL INFRASTRUCTURE FUND.....  declared and paid annually         annually                        annually
AIM GLOBAL RESOURCES FUND..........  declared and paid annually         annually                        annually
AIM GLOBAL TELECOMMUNICATIONS
  FUND.............................  declared and paid annually         annually                        annually
AIM GLOBAL TRENDS FUND.............  declared and paid annually         annually                        annually
AIM INTERNATIONAL GROWTH FUND......  declared and paid annually         annually                        annually
AIM JAPAN GROWTH FUND..............  declared and paid annually         annually                        annually
AIM LATIN AMERICAN GROWTH FUND.....  declared and paid annually         annually                        annually
AIM MID CAP EQUITY FUND............  declared and paid annually         annually                        annually
AIM NEW PACIFIC GROWTH FUND........  declared and paid annually         annually                        annually
AIM SMALL CAP GROWTH FUND..........  declared and paid annually         annually                        annually
AIM STRATEGIC INCOME FUND..........  declared and paid monthly          annually                        annually
AIM WORLDWIDE GROWTH FUND..........  declared and paid annually         annually                        annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods. Each Advisor Class Fund may make additional distributions, if necessary, to avoid a non-deductible 4% federal excise tax on certain undistributed income and capital gain (the "Excise Tax").

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to Advisor Class shares of an Advisor Class Fund are reinvested in additional Advisor Class shares of that fund, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in Advisor Class shares of another Advisor Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or only the dividend portion thereof, in cash, or to invest such dividends and distributions in Advisor Class shares of another Advisor Class Fund. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another Advisor Class Fund.

  Dividends on Advisor Class shares of an Advisor Class Fund are expected to be higher than dividends on shares of other classes of that fund because of the service and distribution fees paid by those other classes of shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income tax on net investment income, net capital gains and net gains from foreign currency transactions, if any, that are distributed to its shareholders. Each fund, for all federal tax purposes (including determining taxable income, distribution requirements and other requirements of Subchapter M), is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses, and each fund must individually comply with all of the provisions of the Code that are applicable to its operations.

  TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute to its shareholders substantially all of its net investment income, net realized capital gains and net gains from foreign currency transactions, if any, it is not expected that any such fund will be required to pay any federal income tax on amounts that it has distributed. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid imposition of the Excise Tax. Nevertheless, shareholders normally are subject to federal income tax, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional fund shares. With respect to tax-exempt shareholders, dividends and distributions from the AIM Funds are not subject to federal income taxation to the extent permitted under the applicable tax exemption.

  Dividends from an AIM Fund's net investment income, net short-term capital gain and net gains from certain foreign currency transactions are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time the shareholder held his shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. An AIM Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with its holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly; thus, the relevant holding period is determined by how long the fund has held the securities on which the gain was realized, not by how long a shareholder has held fund shares. Recent legislation provides that a maximum tax rate of 20% (10% for taxpayers in the 15% marginal tax bracket) will apply to gain recognized after December 31, 1997 on capital assets held for more than one year.

  Dividends paid by a fund (but not other distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM Developing Markets Fund, AIM Dollar Fund, AIM Emerging Markets Fund, AIM Europe Growth Fund, AIM Global Government Income Fund, AIM Global High Income Fund, AIM Global Trends Fund, AIM International Growth Fund, AIM Japan Growth Fund, AIM Latin American Growth Fund, AIM New Pacific Growth Fund and AIM Strategic Income Fund will qualify for this dividends received deduction.

  Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all dividends and distributions paid during the year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain indicated above. Certain dividends and distributions declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to them during January of the following calendar year.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON TAXABLE DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, INDIVIDUALS AND CERTAIN OTHER NON-CORPORATE SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DIVIDENDS AND DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENTS OF ADDITIONAL INFORMATION. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS BEFORE INVESTING.

  AIM BASIC VALUE FUND, AIM DOLLAR FUND, AIM EMERGING MARKETS DEBT FUND, AIM GLOBAL GOVERNMENT INCOME FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM MID CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND AND AIM STRATEGIC INCOME FUND -- SPECIAL TAX INFORMATION. Certain states exempt from income taxes dividends paid by mutual funds attributable to interest on U.S. Treasury and certain other U.S. government obligations. Investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM DEVELOPING MARKETS FUND, AIM EMERGING MARKETS FUND, AIM EUROPE GROWTH FUND, AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, AIM GLOBAL FINANCIAL SERVICES FUND, AIM GLOBAL GROWTH & INCOME FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL INFRASTRUCTURE FUND, AIM GLOBAL RESOURCES FUND, AIM GLOBAL TELECOMMUNICATIONS FUND, AIM INTERNATIONAL GROWTH FUND, AIM JAPAN GROWTH FUND, AIM LATIN AMERICAN GROWTH FUND, AIM NEW PACIFIC GROWTH FUND AND AIM WORLDWIDE GROWTH FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to its shareholders credits for foreign taxes paid. If a fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders and should note that if, for any fund, such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends for that year.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the Advisor Class Funds. Chase Bank of Texas, N.A., P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each Advisor Class Fund's transfer agent and dividend payment agent.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers to the AIM Funds provide the AIM Funds and their shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and Phase (iii) has commenced. The Project is scheduled to be completed during the second quarter of 1999. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm year 2000 compliance upon installation. No assurance can be given that the Project will be successful or that the AIM Funds will not otherwise be adversely affected by the year 2000 issue.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                        APPENDIX
--------------------------------------------------------------------------------

  The chart below shows the allocation of the 38 industries comprising the MSCI to the Underlying Theme Funds as of April 30, 1998.

                                  CONSUMER
                                PRODUCTS AND   FINANCIAL   HEALTH                                 TELECOM-
MSCI AC WORLD INDEX INDUSTRY      SERVICES     SERVICES     CARE    INFRASTRUCTURE   RESOURCES   MUNICATIONS
----------------------------    ------------   ---------   ------   --------------   ---------   -----------
Aerospace and Military
  Technology..................                                            X
Appliances & Household
  Durables....................       X
Automobiles...................       X
Banking.......................                     X
Beverages & Tobacco...........       X
Broadcasting & Publishing.....       X
Building Materials &
  Components..................                                                           X
Business & Public Services....       X
Chemicals.....................                                                                        X
Construction & Housing........                                                           X
Data Processing &
  Reproduction................       X
Electrical Components,
  Instruments.................
Electrical & Electronics......                                                           X
Energy Equipment & Service....                                                                        X
Energy Sources................                                                                        X
Financial Services............                     X
Food & Household Products.....       X
Forest Products & Paper.......                                                                        X
Gold Mines....................                                                                        X
Health & Personal Care........                               X
Industrial Components.........                                                           X
Insurance.....................                     X
Leisure & Tourism.............       X
Machinery & Engineering.......                                                           X
Merchandising.................       X
Metals -- Non Ferrous.........                                                                        X
Metals -- Steel...............                                                           X
Misc. Materials &
  Commodities.................                                                                        X
Multi-Industry................       X
Real Estate...................                     X
Recreation, Consumer Goods....       X
Telecommunications............                                                           X
Textiles & Apparel............       X
Transportation -- Airlines....                                                           X
Transportation -- Road &
  Rail........................                                                           X
Transportation -- Shipping....                                                           X
Utilities Electrical & Gas....                                                           X
Wholesale & International
  Trade.......................       X

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------


                                   Give Social Security                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary
      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application
      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors
      Legal Guardian          Ward, Minor or
                              Incompetent
      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                       MCF-07/98

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "How to Redeem
Shares -- Redemptions by Mail").

                                                                       MCF-07/98

[AIM LOGO APPEARS HERE]         THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Manager
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Sub-Advisor
INVESCO (NY), Inc.
50 California Street, 27th Floor
San Francisco, CA 94111

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

For more complete information about any other fund in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

NDM-PRO-2

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                            ADVISOR CLASS SHARES OF

                             AIM GLOBAL TRENDS FUND

                             (A SERIES PORTFOLIO OF
                               AIM SERIES TRUST)

                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                             ---------------------

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
             ABOVE-NAMED FUND, A COPY OF WHICH MAY BE OBTAINED FREE
                OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                           A I M DISTRIBUTORS, INC.,
                    P.O. BOX 4739, HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                             ---------------------

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 8, 1998
                 RELATING TO PROSPECTUS DATED SEPTEMBER 8, 1998

                               TABLE OF CONTENTS

                                                              PAGE NO.
                                                              --------
INTRODUCTION................................................       4

GENERAL INFORMATION ABOUT THE TRUST.........................       4
  The Trust and Its Shares..................................       4

INVESTMENT OBJECTIVE AND POLICIES...........................       5
  Investment Policies of the Fund...........................       5
  Investment Policies of the Underlying Theme Funds.........       5

OPTIONS, FUTURES AND CURRENCY STRATEGIES....................       9
  Special Risks of Options, Futures and Currency
     Strategies.............................................       9
  Writing Call Options......................................      10
  Writing Put Options.......................................      11
  Purchasing Put Options....................................      11
  Purchasing Call Options...................................      12
  Index Options.............................................      13
  Interest Rate, Currency and Stock Index Futures
     Contracts..............................................      14
  Options on Futures Contracts..............................      16
  Limitations on Use of Futures, Options on Futures and
     Certain Options on Currencies..........................      16
  Forward Contracts.........................................      16
  Foreign Currency Strategies -- Special Considerations.....      17
  Cover.....................................................      18

RISK FACTORS OF THE UNDERLYING THEME PORTFOLIOS.............      18
  Debt Securities...........................................      18
  Illiquid Securities.......................................      19
  Foreign Securities........................................      20

INVESTMENT LIMITATIONS......................................      24
  Investment Limitations of the Fund........................      24
  Investment Limitations of Underlying Theme Funds and
     Portfolios.............................................      25

EXECUTION OF PORTFOLIO TRANSACTIONS.........................      29

MANAGEMENT..................................................      30
  Trustees and Executive Officers...........................      30
  Management Services Relating to the Fund..................      32
  Distribution Services Relating to the Fund................      32

NET ASSET VALUE DETERMINATION...............................      33

HOW TO PURCHASE AND REDEEM SHARES...........................      33

PROGRAMS AND SERVICES FOR SHAREHOLDERS......................      33

DIVIDEND ORDER..............................................      33

TAXES.......................................................      34
  Taxation of the Fund......................................      34
  Taxation of the Fund's Shareholders.......................      34

                                                              PAGE NO.
                                                              --------
MISCELLANEOUS INFORMATION...................................      35
  Custodian.................................................      35
  Transfer Agency and Accounting Agency Services............      35
  Independent Accountants...................................      35
  Shareholder Liability.....................................      35
  Name......................................................      35
  Special Servicing Agreement...............................      35
  Control Persons and Principal Holders of Securities.......      36

INVESTMENT RESULTS..........................................      36
  Total Return Quotations...................................      36
  Performance Information...................................      37
  General Information About Underlying Theme Portfolios.....      38

APPENDIX....................................................      42
  Description of Commercial Paper Ratings...................      42
  Description of Bond Ratings...............................      43
  Absence of Ratings........................................      43

FINANCIAL STATEMENTS........................................      FS

                                  INTRODUCTION

  This Statement of Additional Information relates to the Advisor Class shares of AIM Global Trends Fund, formerly known as GT New Dimension Fund, (the "Fund"). The Fund is a diversified series of AIM Series Trust (the "Trust"), an open-end management investment company organized as a Delaware business trust. The Fund seeks its investment objective by investing substantially all of its assets in shares of the AIM Global Theme Funds: AIM Global Consumer Products and Services Fund; AIM Global Financial Services Fund; AIM Global Health Care Fund; AIM Global Infrastructure Fund; AIM Global Resources Fund; and AIM Global Telecommunications Fund (collectively, the "Underlying Theme Funds"). A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for the Fund. INVESCO (NY), Inc. (the "Sub-advisor") serves as the sub-advisor of and sub-administrator for the Fund.

  The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of a fund being considered for investment. This information is included in a Prospectus (the "Prospectus"), dated September 8, 1998, which relates to the Advisor Class shares of the Fund. Copies of the Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Fund's shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive a Prospectus before they invest in the Fund.

  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus, and in order to avoid repetition, reference will be made herein to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Trust's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                      GENERAL INFORMATION ABOUT THE TRUST

THE TRUST AND ITS SHARES

  The Trust was previously organized as a Massachusetts business trust named "GT Global Series Trust," which was established on August 26, 1996 and which had one series named "GT Global New Dimension Fund." On May 29, 1998, the Trust was reorganized into a Delaware business trust, which was initially established on May 7, 1998. The Trust currently consists of one series, the Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. From time to time the Board of Trustees of the Trust may create new series of shares without the necessity of a vote of the shareholders of the Trust. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 29, 1998 relating to the Fund is that of GT Global New Dimension Fund.

  This Statement of Additional Information relates solely to the Advisor Class shares of the Fund.

  The term "majority of the outstanding shares" of the Trust, of the Fund or of a particular class of the Fund means, respectively, the vote of the lesser of
(a) 67% or more of the shares of the Trust, Fund or such class present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, the Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, the Fund or such class.

  Class A, Class B, Class C and Advisor Class shares of the Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of the Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

  Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Fund voting together for election of trustees may elect all of the members of the Board of Trustees of the Trust. In such event, the remaining holders cannot elect any trustees of the Trust.

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT POLICIES OF THE FUND

  The following supplements the information contained in the Prospectus concerning the investment policies of the Fund.

  U.S. GOVERNMENT SECURITIES. The Fund may invest in various direct obligations of the U.S. Treasury and obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (collectively, "U.S. government securities"). Among the U.S. government securities that may be held by the Fund are securities that are supported by the full faith and credit of the United States; securities that are supported by the right of the issuer to borrow from the U.S. Treasury; and securities that are supported solely by the credit of the instrumentality.

  REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer on an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent.

INVESTMENT POLICIES OF THE UNDERLYING THEME FUNDS

  The following supplements the information contained in the Prospectus concerning the investment policies and limitations of the Underlying Theme Funds. More information about the investment policies and restrictions and the investment limitations of each Underlying Theme Fund is set forth in the Underlying Theme Funds' Prospectus and Statement of Additional Information.

  The Underlying Theme Funds are diversified series of AIM Investment Funds (the "Underlying Trust"), a registered open-end management investment company. The AIM Global Consumer Products and Services Fund ("Consumer Products and Services Fund"), AIM Global Financial Services Fund ("Financial Services Fund"), AIM Global Infrastructure Fund ("Infrastructure Fund"), and AIM Global Resources Fund ("Resources Fund") (each, a "Feeder Fund," and, collectively, the "Feeder Funds") each invests all of its assets in the Global Consumer Products and Services Portfolio, Global Financial Services Portfolio, Global Infrastructure Portfolio and Global Resources Portfolio (each, a "Portfolio," and, collectively, the "Portfolios"), respectively.

  Each Portfolio is a subtrust (a "series") of Global Investment Portfolio (an open-end management investment company) with an investment objective that is identical to that of its corresponding Underlying Theme Fund. Whenever the phrase "all of the Underlying Theme Fund's investable assets" is used herein, it means that the only investment securities held by a Feeder Fund will be its interest in its corresponding Portfolio. A Feeder Fund may withdraw its investment in its corresponding Portfolio at any time, if the Underlying Trust's Board of Trustees determines that it is in the best interests of the Feeder Fund and its shareholders to do so. Upon any such withdrawal, a Feeder Fund's assets would be invested in accordance with the investment policies of its corresponding Portfolio described below and in the Underlying Theme Funds' Prospectus.

  The investment objective of each Feeder Fund is long-term capital growth. The investment objectives of the AIM Global Health Care Fund ("Health Care Fund") and the AIM Global Telecommunications Fund ("Telecommunications Fund") are long-term capital appreciation and long-term capital growth, respectively. The Portfolios and the Health Care Fund and the Telecommunications Fund, together, are referred to herein as the "Underlying Theme Portfolios."

  SELECTION OF EQUITY INVESTMENTS. With respect to the Global Resources Portfolio, the Sub-advisor has identified four areas that it expects will create investment opportunities: (i) improving supply/demand fundamentals, which may result in higher commodity prices; (ii) privatization of state-owned natural resource businesses; (iii) management which can improve production efficiencies without correspondingly increasing commodity prices; and (iv) service companies with emerging technologies that can enhance productivity or reduce production costs. Of course, there is no certainty that these factors will produce the anticipated results.

  With respect to the Telecommunications Fund, the Sub-advisor has identified four areas that it expects will create investment opportunities: (i) deregulation of companies in the industry, which will allow competition to promote greater efficiencies; (ii) privatization of state-owned telecommunications businesses; (iii) development of infrastructure in underdeveloped countries and upgrading of services in other countries; and (iv) emerging technologies that will enhance productivity and reduce costs in the telecommunications industry. Of course, there is no certainty that these factors will produce the anticipated results.

  There may be times when, in the opinion of the Sub-advisor, prevailing market, economic or political conditions warrant reducing the proportion of the Underlying Theme Portfolios' assets invested in equity securities and increasing the proportion held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in debt securities or high quality money market instruments issued by corporations, or the United States, or a foreign government. A portion of each Underlying Theme Portfolio's assets normally will be held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in foreign or domestic high quality money market instruments pending investment of proceeds from new sales of Underlying Theme Fund shares, to provide for ongoing expenses and to satisfy redemptions.

  For each Underlying Theme Portfolio's investment purposes, an issuer is typically considered as located in a particular country if it (a) is organized under the laws of or has its principal office in a particular country, or (b) normally derives 50% or more of its total revenues from business in that country, provided that, in the Sub-advisor's view, the value of such issuer's securities will tend to reflect such country's development to a greater extent than developments elsewhere. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by the Sub-advisor to be located in that country may have substantial foreign operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

  In certain countries, governmental restrictions and other limitations on investment may affect an Underlying Theme Portfolio's ability to invest in such countries. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals. The Sub-advisor is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Underlying Theme Portfolios as described in the Underlying Theme Funds' Prospectus and Statement of Additional Information. Restrictions may in the future, however, make it undesirable to invest in certain countries. None of the Underlying Theme Portfolios has a present intention of making any significant investment in any country or stock market in which the Sub-advisor considers the political or economic situation to threaten an Underlying Theme Portfolio with substantial or total loss of its investment in such country or market.

  INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Underlying Theme Portfolio may invest in the securities of investment companies within the limitations of the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations currently provide that, in general, an Underlying Theme Portfolio may purchase shares of an investment company unless (a) such a purchase would cause an Underlying Theme Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Underlying Theme Portfolio to have more than 5% of its assets invested in the investment company or more than 10% of its assets invested in an aggregate of all such investment companies. The foregoing restrictions do not apply to the investment of the Feeder Funds in their corresponding Portfolios. Investment in closed-end investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. Each Underlying Theme Portfolio does not intend to invest in such investment companies unless, in the judgment of the Sub-advisor, the potential benefits of such investments justify the payment of any applicable premiums. The return on such securities will be reduced by operating expenses of such companies, including payments to the investment managers of those investment companies.

  DEPOSITARY RECEIPTS. An Underlying Theme Portfolio may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of eligible foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Underlying Theme Portfolio's investment policies, an Underlying Theme Portfolio's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

  ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Underlying Theme Portfolios may invest in both sponsored and unsponsored ADRs.

  WARRANTS OR RIGHTS. Warrants or rights may be acquired by an Underlying Theme Portfolio in connection with other securities or separately and provide the Underlying Theme Portfolio with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

  LENDING OF UNDERLYING THEME PORTFOLIO SECURITIES. For the purpose of realizing additional income, each Underlying Theme Portfolio may make secured loans of its securities holdings amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Underlying Theme Portfolios may pay reasonable administrative and custodial fees in connection with the loan of their securities. While the securities loan is outstanding, an Underlying Theme Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. An Underlying Theme Portfolio will have a right to call each loan and obtain the securities within the stated settlement period. An Underlying Theme Portfolio will not have the right to vote equity securities while they are being lent, but it may call in a loan in anticipation of any important vote. Loans will only be made to firms deemed by the Sub-advisor to be of good standing and will not be made unless, in the judgment of the Sub-advisor, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially.

  COMMERCIAL BANK OBLIGATIONS. For the purposes of each Underlying Theme Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investments in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject each Underlying Theme Portfolio to investment risks that are different in some respects from those of investments in obligations of U.S. issuers. Although each Underlying Theme Portfolio will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of each Underlying Theme Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

  REPURCHASE AGREEMENTS. A repurchase agreement is a transaction in which an Underlying Theme Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer on an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Underlying Theme Portfolio if the other party to the repurchase agreement becomes bankrupt, the Underlying Theme Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Sub-advisor to present minimal credit risks in accordance with guidelines established by the Underlying Trust's or Global Investment Portfolio's Board of Trustees (each a "Board" and, collectively, the "Boards"), as applicable. The Sub-advisor will review and monitor the creditworthiness of such institutions under the applicable Board's general supervision.

  Each Underlying Theme Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, an Underlying Theme Portfolio would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on an Underlying Theme Portfolio's ability to sell the collateral and it could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Underlying Theme Portfolio intends to comply with provisions under such code that would allow the immediate resale of such collateral. Each Underlying Theme Portfolio will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets (except for the Health Care Fund, more than 10% of the value of its total assets) would be invested in such repurchase agreements and other illiquid investments.

  BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS. Each Underlying Theme Portfolio's borrowings will not exceed 33 1/3% of its total assets, i.e., the Underlying Theme Portfolio's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of an Underlying Theme Portfolio's securities holdings or other factors cause the ratio of its total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event that Underlying Theme Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Underlying Theme Portfolio may also borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by an Underlying Theme Portfolio may cause greater fluctuation in the value of its shares than would be the case if it did not borrow.

  Each Underlying Theme Portfolio's fundamental investment limitations permit it to borrow money for leveraging purposes. However, each Underlying Theme Portfolio (except the Health Care Fund) is currently prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by the applicable Board. If an Underlying Theme Portfolio employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the net asset value of a Feeder Fund or an Underlying Theme Portfolio. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, an Underlying Theme Portfolio's earnings or a Feeder Fund's net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, an Underlying Theme Portfolio's earnings or a Feeder Fund's net asset value would decline faster than would otherwise be the case.

  Each Underlying Theme Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Underlying Theme Portfolio transfers possession of securities to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the securities in the future at an agreed upon price, which includes an interest component. Each Underlying Theme Portfolio may also engage in "roll" borrowing transactions, which involve the sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Underlying Theme Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Each Underlying Theme Portfolio will segregate cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

  SHORT SALES. Each Underlying Theme Portfolio may make short sales of securities. A short sale is a transaction in which an Underlying Theme Portfolio sells a security in anticipation that the market price of that security will decline. An Underlying Theme Portfolio may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, or in similar securities, and (ii) in order to maintain flexibility in its securities holdings.

  When an Underlying Theme Portfolio makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which it made the short sale. The Underlying Theme Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

  An Underlying Theme Portfolio's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Underlying Theme Portfolio will also be required to deposit collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by it on such security, an Underlying Theme Portfolio may not receive any payments (including interest) on its collateral deposited with such intermediary.

  If the price of the security sold short increases between the time of the short sale and the time an Underlying Theme Portfolio replaces the borrowed security, it will incur a loss; conversely, if the price declines, the Underlying Theme Portfolio will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although an Underlying Theme Portfolio's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

  No Underlying Theme Portfolio will make a short sale if, after giving effect to the sale, the market value of the securities sold short exceeds 25% of the value of its total assets or its aggregate short sales of the securities of any one issuer exceed the lesser of 2% of its net assets or 2% of the securities of any class of the issuer. Moreover, an Underlying Theme Portfolio may engage in short sales only with respect to securities listed on a national securities exchange.

                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

  The use by the Underlying Theme Portfolios of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

          (1) Successful use of most of these instruments depends upon the Sub-advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if an Underlying Theme Portfolio entered into a short hedge because the Sub-advisor projected a decline in the price of a security in the Underlying Theme Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Underlying Theme Portfolio could suffer a loss. In either such case, the Underlying Theme Portfolio would have been in a better position had it not hedged at all.

          (4) As described below, an Underlying Theme Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Underlying Theme Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Underlying Theme Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Underlying Theme Portfolio sell a portfolio security at a disadvantageous time. The Underlying Theme Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Underlying Theme Portfolio.

WRITING CALL OPTIONS

  Each Underlying Theme Portfolio may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Sub-advisor, are not expected to make any major price moves in the near future but that, over the long term, deemed to be attractive investments for the Underlying Theme Portfolios.

  A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

  Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Underlying Theme Portfolio's investment objective. When writing a call option, an Underlying Theme Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, an Underlying Theme Portfolio has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that an Underlying Theme Portfolio has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Underlying Theme Portfolio will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Underlying Theme Portfolios do not consider a security or currency covered by a call option to be "pledged" as that term is used in their policies that limit the pledging or mortgaging of their assets.

  Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and an Underlying Theme Portfolio will be obligated to sell the security or currency at less than its market value.

  The premium that an Underlying Theme Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium the Underlying Theme Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Sub-advisor will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

  Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit an Underlying Theme Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date, or both.

  Each Underlying Theme Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

  The exercise price of the options may be below, equal to or above the current market values of the underlying securities, indices or currencies at the time the options are written. From time to time, an Underlying Theme Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

  An Underlying Theme Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by an Underlying Theme Portfolio.

WRITING PUT OPTIONS

  Each Underlying Theme Portfolio may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

  An Underlying Theme Portfolio generally would write put options in circumstances where the Sub-advisor wishes to purchase the underlying security or currency for the Underlying Theme Portfolio's holdings at a price lower than the current market price of the security or currency. In such event, an Underlying Theme Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Underlying Theme Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

  Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and an Underlying Theme Portfolio will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS

  Each Underlying Theme Portfolio may purchase put options on securities, indices and currencies. As the holder of a put option, an Underlying Theme Portfolio would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. An Underlying Theme Portfolio may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

  Each Underlying Theme Portfolio may purchase a put option on an underlying security or currency ("protective put") owned by the Underlying Theme Portfolio in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Underlying Theme Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

  An Underlying Theme Portfolio may also purchase put options at a time when it does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, that Underlying Theme Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Underlying Theme Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

  Each Underlying Theme Portfolio may purchase call options on securities, indices and currencies. As the holder of a call option, an Underlying Theme Portfolio would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. An Underlying Theme Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

  Call options may be purchased by an Underlying Theme Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable an Underlying Theme Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to an Underlying Theme Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Underlying Theme Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

  An Underlying Theme Portfolio may also purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where an Underlying Theme Portfolio has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Underlying Theme Portfolio and the realization of a loss on the underlying security or currency. Accordingly, the Underlying Theme Portfolio could purchase a call option on the same underlying security or currency, which could be exercised to fulfill its delivery obligations under its written call (if it is exercised). This strategy could allow the Underlying Theme Portfolio to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Underlying Theme Portfolio would have to pay a premium to purchase the call option plus transaction costs.

  Aggregate premiums paid for put and call options will not exceed 5% of each Underlying Theme Portfolio's total assets at the time of each purchase.

  An Underlying Theme Portfolio may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives an Underlying Theme Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. A call option gives an Underlying Theme Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date of the option. An Underlying Theme Portfolio might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to an Underlying Theme Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which an Underlying Theme Portfolio anticipates purchasing securities.

  Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. An Underlying Theme Portfolio will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

  The staff of the SEC considers purchased OTC options to be illiquid securities. An Underlying Theme Portfolio may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by an Underlying Theme Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Underlying Theme Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  An Underlying Theme Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Underlying Theme Portfolio intends to purchase or write only those exchange-traded options for which there appear to be liquid secondary markets. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although an Underlying Theme Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with it, there is no assurance that the Underlying Theme Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Underlying Theme Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When an Underlying Theme Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Underlying Theme Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When an Underlying Theme Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When an Underlying Theme Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Underlying Theme Portfolio's exercise of the put, to deliver to the Underlying Theme Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Underlying Theme Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Underlying Theme Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

  The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when an Underlying Theme Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. An Underlying Theme Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, an Underlying Theme Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

  Even if an Underlying Theme Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Underlying Theme Portfolio, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

  If an Underlying Theme Portfolio purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Underlying Theme Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

  Each Underlying Theme Portfolio may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. An Underlying Theme Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

  Each Underlying Theme Portfolio only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

  Although techniques other than sales and purchases of Futures Contracts could be used to reduce an Underlying Theme Portfolio's exposure to interest rate, currency exchange rate and stock market fluctuations, an Underlying Theme Portfolio may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

  A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

  Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Underlying Theme Portfolio realizes a gain; if it is more, the Underlying Theme Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Underlying Theme Portfolio realizes a gain; if it is less, the Underlying Theme Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that an Underlying Theme Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If an Underlying Theme Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

  As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Underlying Theme Portfolio.

  Each Underlying Theme Portfolio's Futures transactions will be entered into for hedging purposes only, that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that an Underlying Theme Portfolio owns, or Futures Contracts will be purchased to protect an Underlying Theme Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

  "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by an Underlying Theme Portfolio in order to initiate Futures trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Underlying Theme Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

  Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Underlying Theme Portfolio entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

  Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

  There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in an Underlying Theme Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

  Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

  Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contracts prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contracts and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

  If an Underlying Theme Portfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Underlying Theme Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Underlying Theme Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

  Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

  If an Underlying Theme Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

  An Underlying Theme Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

  To the extent that an Underlying Theme Portfolio enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Underlying Theme Portfolio, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the applicable Board, without a shareholder vote. This limitation does not limit the percentage of an Underlying Theme Portfolio's assets at risk to 5%.

FORWARD CONTRACTS

  A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An Underlying Theme Portfolio either may accept or make delivery of the currency at the maturity of the Forward Contract. An Underlying Theme Portfolio may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

  An Underlying Theme Portfolio engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. An Underlying Theme Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, an Underlying Theme Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, an Underlying Theme Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

  Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Each Underlying Theme Portfolio will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the applicable Board.

  An Underlying Theme Portfolio may enter into Forward Contracts either with respect to specific transactions or with respect to overall investments of that Underlying Theme Portfolio. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for that Underlying Theme Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Underlying Theme Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Underlying Theme Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing an Underlying Theme Portfolio to sustain losses on these contracts and transaction costs.

  At or before the maturity of a Forward Contract requiring an Underlying Theme Portfolio to sell a currency, it either may sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which it will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, an Underlying Theme Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. An Underlying Theme Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

  The cost to an Underlying Theme Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities an Underlying Theme Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS

  An Underlying Theme Portfolio may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Underlying Theme Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that the Underlying Theme Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  An Underlying Theme Portfolio might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Underlying Theme Portfolio may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Sub-advisor believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Underlying Theme Portfolio could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

  Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, an Underlying Theme Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER

  Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by an Underlying Theme Portfolio) expose the Underlying Theme Portfolio to an obligation to another party. An Underlying Theme Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Underlying Theme Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of an Underlying Theme Portfolio's assets is used for cover or otherwise set aside, it could affect portfolio management or the Underlying Theme Portfolio's ability to meet redemption requests or other current obligations.

                RISK FACTORS OF THE UNDERLYING THEME PORTFOLIOS

DEBT SECURITIES

  The value of the debt securities held by each Underlying Theme Portfolio generally will vary conversely with market interest rates. If interest rates in a market fall, the value of the debt securities held by each Underlying Theme Portfolio ordinarily will rise. If market interest rates increase, however, the debt securities owned by each Underlying Theme Portfolio in that market will be likely to decrease in value.

  The Global Consumer Products and Services Portfolio, Global Infrastructure Portfolio and Global Resources Portfolio may each invest up to 20% of its total assets in debt securities rated below investment grade. Such investments involve a high degree of risk. However, those Portfolios will not invest in debt securities that are in default as to payment of principal and interest.

  Debt rated Baa by Moody's Investors Service, Inc. ("Moody") is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation for such lower quality debt and C the highest degree of speculation. For Moody's, Baa indicates the lowest degree of speculation for such lower quality debt and C the highest degree of speculation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These lower quality debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

  Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

  The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

  Lower quality debt securities of corporate issuers frequently have call or buy-back features that permit the issuer to call or repurchase the security from an Underlying Theme Portfolio. If an issuer exercises these provisions in a declining interest rate market, the Underlying Theme Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Underlying Theme Portfolios may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Underlying Theme Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Underlying Theme Portfolios to obtain accurate market quotations for purposes of valuing their portfolio investments. The Underlying Theme Portfolios may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

  In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Underlying Theme Portfolios may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. An Underlying Theme Portfolio may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on portfolio holdings, and the Underlying Theme Portfolio may have limited legal recourse in the event of a default.

  The Sub-advisor attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors.

ILLIQUID SECURITIES

  Each Underlying Theme Portfolio may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if an Underlying Theme Portfolio cannot reasonably expect within seven days to sell the securities for approximately the amount at which it values such securities. See "Investment Limitations of the Underlying Theme Funds and Portfolios." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are liquid.

  Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, an Underlying Theme Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Underlying Theme Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Underlying Theme Portfolio might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by an Underlying Theme Portfolio, however, could affect adversely the marketability of such portfolio securities, and the Underlying Theme Portfolio might be unable to dispose of such securities promptly or at favorable prices.

  With respect to liquidity determinations generally, the applicable Board has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. Each Board has delegated the function of making day-to-day determinations of liquidity to the Sub-advisor, in accordance with procedures approved by that Board. The Sub-advisor takes into account a number of factors in reaching liquidity decisions, including (i) the frequency of trading in the security, (ii) the number of dealers that make quotes for the security, (iii) the number of dealers that have undertaken to make a market in the security,
(iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Sub-advisor monitors the liquidity of securities held by each Underlying Theme Portfolio and periodically reports such determinations to the applicable Board. The Sub-advisor believes that carefully selected investments in joint ventures, cooperatives, partnerships and state enterprises that are illiquid (collectively, "Special Situations") could enable an Underlying Theme Portfolio to achieve capital appreciation substantially exceeding the appreciation it would realize if it did not make such investments. However, in order to attempt to limit investment risk, each Underlying Theme Portfolio will invest no more than 5% of its total assets in Special Situations. If the liquidity percentage restriction of a Underlying Theme Portfolio is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Underlying Theme Portfolio resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Underlying Theme Portfolio increases above the applicable limit, the Sub-advisor will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Underlying Theme Portfolio.

FOREIGN SECURITIES

  Political, Social and Economic Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, an Underlying Theme Portfolio could lose its entire investment in any such country.

  Religious, Political and Ethnic Stability. Certain countries in which an Underlying Theme Portfolio may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of an Underlying Theme Portfolio's investment in those countries. Instability may also result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, (ii) popular unrest associated with demands for improved political, economic and social conditions, and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which an Underlying Theme Portfolio invests and adversely affect the value of its assets.

  Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as an Underlying Theme Portfolio. These restrictions or controls may at times limit or preclude investments in certain securities and may increase the cost and expenses of an Underlying Theme Portfolio. For example, certain countries require prior governmental approval before investments by foreign persons may be made or may limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. An Underlying Theme Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

  Non-Uniform Corporate Disclosure Standards and Governmental
Regulation. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by an Underlying Theme Portfolio will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by an Underlying Theme Portfolio than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Sub-advisor will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

  Currency Fluctuations. Because each Underlying Theme Portfolio, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers that are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of an Underlying Theme Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of an Underlying Theme Portfolio's holdings of securities and cash denominated in that currency and, therefore, will cause an overall decline in its and its corresponding Feeder Fund's net asset value (as applicable) and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to the shareholders thereof. Moreover, if the value of the foreign currencies in which an Underlying Theme Portfolio receives its income falls relative to the U.S. dollar between receipt of the income and the making of distributions, the Underlying Theme Portfolio may be required to liquidate securities if it has insufficient cash in U.S. dollars to meet distribution requirements.

  The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and the pace of business activity in the other countries and the United States, and other economic and financial conditions affecting the world economy.

  Although each Underlying Theme Portfolio values its assets daily in terms of U.S. dollars, the Underlying Theme Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Underlying Theme Portfolio will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to an Underlying Theme Portfolio at one rate, while offering a lesser rate of exchange should an Underlying Theme Portfolio desire to sell that currency to the dealer.

  Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of an Underlying Theme Portfolio are uninvested and no return is earned thereon. The inability of an Underlying Theme Portfolio to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to an Underlying Theme Portfolio due to subsequent declines in value of the portfolio security or, if that Underlying Theme Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. The Sub-advisor will consider such difficulties when determining the allocation of an Underlying Theme Portfolio's assets, although the Sub-advisor does not believe that such difficulties will have a material adverse effect on an Underlying Theme Portfolio's portfolio trading activities.

  Each Underlying Theme Portfolio may use foreign custodians, which may involve risks in addition to those related to its use of U.S. custodians. Such risks include uncertainties relating to (1) determining and monitoring the foreign custodian's financial strength, reputation and standing, (2) maintaining appropriate safeguards concerning an Underlying Theme Portfolio's investments, and (3) possible difficulties in obtaining and enforcing judgments against such custodians.

  Withholding Taxes. Each Underlying Theme Portfolio's net investment income from securities of its foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing that income or delaying the receipt of income when those taxes may be recaptured. See "Taxes."

  Concentration. To the extent an Underlying Theme Portfolio invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

  Special Considerations Affecting Western European Countries. The countries that are members of the European Economic Community ("Common Market") (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. The Sub-advisor believes that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by an Underlying Theme Portfolio.

  Special Considerations Affecting Russia and Eastern European
Countries. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets and should be considered highly speculative. Such risks include the following: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale;
(10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

  Special Considerations Affecting Japan. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.

  The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the United States. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the United States, both factors which tend to result in lower discount rates and higher price-earnings ratios in Japan than in the United States.

  The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

  Special Considerations Affecting Pacific Region Countries. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Jurisdictional disputes also exist between South Korea and North Korea. In addition, the Underlying Theme Portfolios may invest in Hong Kong, which reverted to Chinese administration on July 1, 1997. Investments in Hong Kong may be subject to expropriation, nationalization or confiscation, in which case an Underlying Theme Portfolio could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market and assets.

  Special Considerations Affecting Latin American Countries. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

  Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

  Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

  Special Considerations Affecting Emerging Markets. Investing in the securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, an Underlying Theme Portfolio could lose its entire investment in any such country.

  Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

  Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.

  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

  Privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Sub-advisor believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Underlying Theme Portfolios in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Underlying Theme Portfolios to participate in privatizations may be limited by local law, or the terms on which the Underlying Theme Portfolios may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

                             INVESTMENT LIMITATIONS

INVESTMENT LIMITATIONS OF THE FUND

  The following fundamental limitations of the Fund cannot be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

  The Fund will not:

          (1) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

          (2) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (5) Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (6) Purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

  Because of its investment objective and policies, the Fund will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the Fund's investment program set forth in the Prospectus, the Fund may invest more than 25% of its assets in the Underlying Theme Funds.

  The following investment limitations of the Fund are non-fundamental and may be changed by the vote of the Trust's Board of Trustees without shareholder approval.

  The Fund will not:

          (1) Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

          (2) Purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

          (3) Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contract or derivative instruments;

          (4) Engage in short sales of securities or maintain a short position, except that the Fund may maintain short positions in connection with its use of financial options an futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (5) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of any exemptive order granted by the SEC and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

  If a percentage restriction on investment or utilization of assets is adhered to at the time of an investment or transaction, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of the Fund's policies or restrictions.

  Notwithstanding the forgoing investment limitations, the Fund may invest in Underlying Theme Funds that have adopted investment limitations that may be more or less restrictive than those listed above. As a result, the Fund may engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations and other investment policies and restrictions of each Underlying Theme Fund are described in its Prospectus and Statement of Additional Information.

  Pursuant to Section 12(d)(1)(G) of the 1940 Act, the Fund may invest substantially all of its assets in the Underlying Theme Funds.

INVESTMENT LIMITATIONS OF THE UNDERLYING THEME FUNDS AND PORTFOLIOS

  Feeder Funds. The Financial Services Fund, Infrastructure Fund, Resources Fund and Consumer Products and Services Fund (each, a "Feeder Fund," and collectively, the "Feeder Funds") each has the following fundamental investment policy to enable it to invest in the Financial Services Portfolio, Infrastructure Portfolio, Resources Portfolio and Consumer Products and Services Portfolio (each a "Portfolio," and collectively, the "Portfolios"), respectively:

  Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  All other fundamental investment policies, and the non-fundamental investment policies, of each Feeder Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and its Board of Trustees, it applies equally to each Feeder Fund and its Board of Trustees.

  Each Portfolio has adopted the following investment limitations as fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding shares of the Portfolio. Whenever a Feeder Fund is requested to vote on a change in the investment limitations of its corresponding Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

  No Portfolio may:

          (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (2) Purchase or sell physical commodities, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Portfolio's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

  The following investment policies of each Portfolio are not fundamental policies and may be changed by vote of the Portfolios' Board of Trustees without shareholder approval. No Portfolio may:

          (1) Invest in securities of an issuer if the investment would cause the Portfolio to own more than 10% of any class of securities of any one issuer;

          (2) Invest in companies for the purpose of exercising control or management;

          (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

          (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into;

          (5) Borrow money except for temporary or emergency purposes (other than to meet redemptions). While borrowings exceed 5% of the Portfolio's assets, the Portfolio will not make any additional investments;

          (6) Invest more than 10% of its total assets in shares of other investment companies and may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company;

          (7) Purchase securities on margin, provided that each Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (8) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Investors should refer to the applicable Prospectus for further information with respect to the investment objective of each Feeder Fund, which may not be changed without the approval of Fund shareholders, and its corresponding Portfolio's investment objective, which may be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may or may not be changed without shareholder approval.

HEALTH CARE FUND

  The Health Care Fund has adopted the following investment limitations as fundamental policies, which may not be changed without the affirmative vote of a majority of the outstanding shares of the Health Care Fund.

  The Health Care Fund may not:

          (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Health Care Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (2) Engage in the business of underwriting securities of other issuers, except to the extent that the Health Care Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (3) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (4) Purchase or sell physical commodities, but the Health Care Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Health Care Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Health Care Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase securities of any one issuer if, as a result, more than 5% of the Health Care Fund's total assets would be invested in securities of that issuer or the Health Care Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Health Care Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

  Notwithstanding any other investment policy of the Health Care Fund, the Health Care Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  The following investment policies of the Health Care Fund are not fundamental policies and may be changed by vote of the Underlying Trust's Board of Trustees without shareholder approval. The Health Care Fund will not:

          (1) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Health Care Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Health Care Fund's net assets;

          (2) Purchase securities on margin, provided that the Health Care Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Health Care Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (3) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

          (4) Borrow money except for temporary or emergency purposes (other than to meet redemptions). While borrowings exceed 5% of the Health Care Fund's total assets it will not make any additional investments.

  Investors should refer to the Health Care Fund's Prospectus for further information with respect to the Health Care Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

TELECOMMUNICATIONS FUND

  The Telecommunications Fund has adopted the following investment limitations as fundamental policies, which may not be changed without the affirmative role of a majority of the outstanding shares of the Telecommunications Fund.

  The Telecommunications Fund may not:

          (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Telecommunications Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (2) Purchase or sell physical commodities, but the Telecommunications Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Telecommunications Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Telecommunications Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Telecommunications Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

          (6) Purchase securities of any one issuer if, as a result, more than 5% of the Telecommunications Fund's total assets would be invested in securities of that issuer or the Telecommunications Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Telecommunications Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies.

  Notwithstanding any other investment policy of the Telecommunications Fund, the Telecommunications Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  The following investment policies of the Telecommunications Fund are not fundamental policies and may be changed by vote of the Underlying Trust's Board of Trustees without shareholder approval. The Telecommunications Fund may not:

          (1) Invest in securities of an issuer if the investment would cause the Telecommunications Fund to own more than 10% of any class of securities of any one issuer;

          (2) Invest in companies for the purpose of exercising control or management;

          (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

          (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

          (5) Borrow money except for temporary or emergency purposes (other than to meet redemptions). While borrowings exceed 5% of the Telecommunications Fund's total assets, it will not make any additional investments;

          (6) Purchase securities on margin, provided that the Telecommunications Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Telecommunications Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (7) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Investors should refer to the Telecommunications Fund's Prospectus for further information with respect to the Telecommunications Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

  If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Fund's or Portfolio's investment policies or restrictions. A Fund or Portfolio may exchange securities, exercise conversion or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's or Portfolio's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's or Portfolio's compliance with the investment percentage limitations referred to above and in the Prospectus.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

  All orders for the purchase or sale of portfolio securities for the Fund (normally shares of the Underlying Theme Funds) are placed on behalf of the Fund by the Sub-advisor. As stated in the Prospectus, the Sub-advisor will exercise no discretion in investing the assets of the Fund other than to make investments in money market instruments and to rebalance the percentage of the Fund's assets in each Underlying Theme Fund.

  Subject to policies established by the applicable Board, the Sub-advisor is responsible for the execution of each Underlying Theme Portfolio's securities transactions and the selection of broker/dealers who execute such transactions on behalf of each Underlying Theme Portfolio. In executing transactions, the Sub-advisor seeks the best net results for each Underlying Theme Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Sub-advisor generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While each Underlying Theme Portfolio may engage in soft dollar arrangements for research services, as described below, it has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

  Consistent with the interests of each Underlying Theme Portfolio, the Sub-advisor may select broker/dealers to execute that Underlying Theme Portfolio's portfolio transaction, on the basis of the research and brokerage services they provide to the Sub-advisor for its use in managing that Underlying Theme Portfolio and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such broker are in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under investment management and administration contracts. A commission paid to such broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-advisor to the Underlying Theme Portfolio and its other clients and that the total commissions paid by that Underlying Theme Portfolio will be reasonable in relation to the benefits it receive over the long term. Research services may also be received from dealers who execute portfolio transactions in OTC markets.

  The Sub-advisor may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by an Underlying Theme Portfolio toward payment of its expenses, such as custodian fees.

  Investment decisions for an Underlying Theme Portfolio and for other investment accounts managed by the Sub-advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including an Underlying Theme Portfolio. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as an Underlying Theme Portfolio is concerned, in other cases the Sub-advisor believes that coordination and the ability to participate in volume transactions will be beneficial to that Portfolio.

  Under a policy adopted by the applicable Board, and subject to the policy of obtaining the best net results, the Sub-advisor may consider a broker/dealer's sale of the shares of the Underlying Theme Funds and the other portfolios for which AIM or the Sub-advisor serves as investment manager or administrator in selecting broker/dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Underlying Theme Funds and such other portfolios.

  Each Underlying Theme Portfolio contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

  Foreign equity securities may be held by an Underlying Theme Portfolio in the form of ADRs, ADSs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which an Underlying Theme Portfolio may invest are generally traded in the OTC markets.

  An Underlying Theme Portfolio does not have any obligation to deal with any broker/dealer or group of broker/dealers in the execution of securities transactions. Each Underlying Theme Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are affiliated with AIM or the Sub-advisor. Both Boards have adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

  The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

                                   MANAGEMENT

TRUSTEES AND EXECUTIVE OFFICERS

  The Trust's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

----------------------------------------------------------------------------------------------------------
                                POSITIONS HELD                  PRINCIPAL OCCUPATION DURING AT
  NAME, ADDRESS AND AGE        WITH REGISTRANT                      LEAST THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
 *ROBERT H. GRAHAM (51)    Trustee, Chairman of the  Director, President and Chief Executive Officer,
                           Board and President       A I M Management Group Inc.; Director and President,
                                                     A I M Advisors, Inc.; Director and Senior Vice
                                                     President, A I M Capital Management, Inc., A I M
                                                     Distributors, Inc., A I M Fund Services, Inc. and
                                                     Fund Management Company; and Director, AMVESCAP PLC.
----------------------------------------------------------------------------------------------------------
 C. DEREK ANDERSON (57)    Trustee                   Mr. Anderson is President, Plantagenet Capital
 220 Sansome Street                                  Management, LLC (an investment partnership); Chief
 Suite 400                                           Executive Officer, Plantagenet Holdings, Ltd. (an
 San Francisco, CA 94104                             investment banking firm); Director, Anderson Capital
                                                     Management, Inc. since 1988; Director, PremiumWear,
                                                     Inc. (formerly Munsingwear, Inc.) (a casual apparel
                                                     company) and Director, "R" Homes, Inc. and various
                                                     other companies. Mr. Anderson is also a trustee of
                                                     each of the other investment companies registered
                                                     under the 1940 Act that is sub-advised or
                                                     sub-administered by the Sub-advisor.
----------------------------------------------------------------------------------------------------------
 FRANK S. BAYLEY (59)      Trustee                   Mr. Bayley is a partner of the law firm of Baker &
 Two Embarcadero Center                              McKenzie, and serves as a Director and Chairman of
 Suite 2400                                          C.D. Stimson Company (a private investment company).
 San Francisco, CA 94111                             Mr. Bayley is also a trustee of each of the other
                                                     investment companies registered under the 1940 Act
                                                     that is sub-advised or sub-administered by the Sub-
                                                     advisor.
----------------------------------------------------------------------------------------------------------
 ARTHUR C. PATTERSON (54)  Trustee                   Mr. Patterson is Managing Partner of Accel Partners
 428 University Avenue                               (a venture capital firm). He also serves as a
 Palo Alto, CA 94301                                 director of Viasoft and PageMart, Inc. (both public
                                                     software companies), as well as several other
                                                     privately held software and communications companies.
                                                     Mr. Patterson is also a trustee of each of the other
                                                     investment companies registered under the 1940 Act
                                                     that is sub-advised or sub-administered by the
                                                     Sub-advisor.
----------------------------------------------------------------------------------------------------------
 RUTH H. QUIGLEY (63)      Trustee                   Miss Quigley is a private investor. From 1984 to
 1055 California Street                              1986, she was President of Quigley Friedlander & Co.,
 San Francisco, CA 94108                             Inc. (a financial advisory services firm). Miss
                                                     Quigley is also a trustee of each of the other
                                                     investment companies registered under the 1940 Act
                                                     that is sub-advised or sub-administered by the
                                                     Sub-advisor.
----------------------------------------------------------------------------------------------------------
 +JOHN J. ARTHUR (53)      Vice President            Director, Senior Vice President and Treasurer, A I M
                                                     Advisors, Inc.; Vice President and Treasurer, A I M
                                                     Management Group Inc., A I M Capital Management,
                                                     Inc., A I M Distributors, Inc., A I M Fund Services,
                                                     Inc. and Fund Management Company.
----------------------------------------------------------------------------------------------------------

---------------

* A trustee who is an "interested person" of the Trust and A I M Advisors, Inc. as defined in the 1940
  Act.

+ Mr. Arthur and Ms. Relihan are married to each other.

----------------------------------------------------------------------------------------------------------
                                POSITIONS HELD                  PRINCIPAL OCCUPATION DURING AT
  NAME, ADDRESS AND AGE        WITH REGISTRANT                      LEAST THE PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
 KENNETH W. CHANCEY (52)   Vice President and        Senior Vice President -- Mutual Fund Accounting, the
 50 California Street      Principal Accounting      Sub-advisor since 1992; Vice President -- Mutual Fund
 San Francisco, CA 94111   Officer                   Accounting, the Sub-advisor from 1992 - 1997.
----------------------------------------------------------------------------------------------------------
 MELVILLE B. COX (54)      Vice President            Vice President and Chief Compliance Officer, A I M
                                                     Advisors, Inc., A I M Capital Management, Inc., A I M
                                                     Distributors, Inc., A I M Fund Services, Inc. and
                                                     Fund Management Company.
----------------------------------------------------------------------------------------------------------
 GARY T. CRUM (50)         Vice President            Director and President, A I M Capital Management,
                                                     Inc.; Director and Senior Vice President, A I M
                                                     Management Group Inc. and A I M Advisors, Inc.; and
                                                     Director, A I M Distributors, Inc. and AMVESCAP PLC.
----------------------------------------------------------------------------------------------------------
 HELGE K. LEE (52)         Vice President &          Chief Legal and Compliance Officer -- North America,
 50 California Street      Secretary                 the Sub-advisor since October 1997; Executive Vice
 San Francisco, CA 94111                             President of the Asset Management Division of
                                                     Liechtenstein Global Trust since October 1996; Senior
                                                     Vice President, General Counsel and Secretary of LGT
                                                     Asset Management, Inc., INVESCO (NY), Inc., GT
                                                     Global, GT Global Investor Services, Inc. and G.T.
                                                     Insurance from May 1994 to October 1996; Senior Vice
                                                     President, General Counsel and Secretary of
                                                     Strong/Corneliuson Management, Inc. and Secretary of
                                                     each of the Strong Funds from October 1991 through
                                                     May 1994.
----------------------------------------------------------------------------------------------------------
 +CAROL F. RELIHAN (43)    Vice President            Director, Senior Vice President, General Counsel and
                                                     Secretary, A I M Advisors, Inc.; Vice President,
                                                     General Counsel and Secretary, A I M Management Group
                                                     Inc.; Director, Vice President and General Counsel,
                                                     Fund Management Company; Vice President and General
                                                     Counsel, A I M Fund Services, Inc.; and Vice
                                                     President, A I M Capital Management, Inc. and A I M
                                                     Distributors, Inc.
----------------------------------------------------------------------------------------------------------
 DANA R. SUTTON (39)       Vice President and        Vice President and Fund Controller, A I M Advisors,
                           Assistant Treasurer       Inc.; and Assistant Vice President and Assistant
                                                     Treasurer, Fund Management Company.
----------------------------------------------------------------------------------------------------------

---------------

+ Mr. Arthur and Ms. Relihan are married to each other.

  The Board of Trustees has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Trust and its funds and recommending firms to serve as independent auditors of the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's Executive Officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM. Each Trustee who is not a director, officer or employee of the Sub-advisor or any other affiliated company is paid aggregate fees of $5,000 a year, plus $300 per Fund for each meeting of the Board attended, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursement from the Trust. As of August 10, 1998, the Trustees and officers and their families as a group owned in the aggregate beneficially or of record less than 1% of the shares of the Fund.

MANAGEMENT SERVICES RELATING TO THE FUND

  AIM serves as the investment manager and administrator to the Fund under an investment management and administration contract ("Management Contract") between the Trust and AIM. The Sub-advisor serves as the sub-advisor and sub-administrator to the Fund under a Sub-Advisory and Sub-Administration Contract between AIM and the Sub-advisor

("Sub-Management Contract," and together with the Management Contract, the "Management Contracts"). Neither AIM nor the Sub-advisor receives a fee for providing management services to the Fund.

DISTRIBUTION SERVICES RELATING TO THE FUND

  The Fund's Advisor Class shares are offered continuously through the Fund's principal underwriter and distributor, AIM Distributors, on a "best efforts" basis pursuant to a distribution contract between the Company and AIM Distributors without a front-end sales charge or contingent deferred sales charge.

                         NET ASSET VALUE DETERMINATION

  The net asset value per share of the Fund is normally determined daily as of the close of trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of the Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's interests in the Underlying Theme Funds attributable to a class, less all its liabilities attributable to that class, by the total number of shares outstanding of that class. The value of the Fund's interests in the Underlying Theme Funds is determined in accordance with the procedures and methodologies described in the prospectus and statement of additional information of the Underlying Theme Funds. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

                       HOW TO PURCHASE AND REDEEM SHARES

  A complete description of the manner in which shares of the Fund may be purchased appears in the Fund's Prospectus under the headings "How to Purchase Shares," and "Terms and Conditions of Purchases of the AIM Funds."

  Complete information concerning the method of exchanging shares of the Fund for shares of the other AIM Funds is set forth in the Prospectus under the heading "Exchange Privilege."

  Information concerning redemption of the Fund's shares is set forth in the Prospectus under the heading "How to Redeem Shares." In addition to the Fund's obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by A I M Fund Services, Inc. ("AFS"), of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

  The right of redemption may be suspended or the date of payment postponed when
(a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

                     PROGRAMS AND SERVICES FOR SHAREHOLDERS

  The Fund provides certain services for shareholders and certain investment or redemption programs. See "Exchange Privilege" and "How to Redeem Shares" in the Prospectus. All inquiries concerning these programs should be made directly to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call toll free (800) 959-4246.

                                 DIVIDEND ORDER

  Dividends may be paid to someone other than the registered owner, or sent to an address other than the address of record. (Please note that signature guarantees are required to effect this option.) An investor also may direct that his or her dividends be invested in one of the other AIM Funds and there is no sales charge for these investments; initial investment minimums apply. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" in the Prospectus. To effect this option, please contact your authorized dealer. For more information concerning AIM Funds other than the Fund, please obtain a current Prospectus by contacting your authorized dealer, by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling toll free (800) 959-4246.

                                     TAXES

TAXATION OF THE FUND

  To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; and (2) the Diversification Requirements.

  The Fund will invest its assets in shares of the Underlying Theme Funds, cash and money market instruments. Accordingly, the Fund's income will consist of distributions from the Underlying Theme Funds, net gains realized from the disposition of Underlying Theme Fund shares and interest. If an Underlying Theme Fund qualifies for treatment as a RIC under the Code -- each has done so for its past taxable years and intends to continue to do so for its current and future taxable years -- (1) dividends paid to the Fund from the Underlying Theme Fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund as ordinary income to the extent of the Underlying Theme Fund's earnings and profits and (2) distributions paid to the Fund from the Underlying Theme Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, will be taxable to the Fund as long-term capital gains, regardless of how long the Fund has held the Underlying Theme Fund's shares. If shares of an Underlying Theme Fund are purchased within 30 days before or after redeeming at a loss, other shares of that Underlying Theme Fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise) all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

  Although an Underlying Theme Fund will be eligible to elect to "pass-through" to its shareholders (including the Fund) the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes it pays if more than 50% in the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy that asset test.

  The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

TAXATION OF THE FUND'S SHAREHOLDERS

  Dividends and other distributions declared by the Fund, and payable to shareholders of record as of a date, in October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, or nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by the Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by the Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

  The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

                           MISCELLANEOUS INFORMATION

SPECIAL SERVICING AGREEMENT

  Subject to the receipt of an exemptive order from the Securities and Exchange Commission, a Special Servicing Agreement (the "Service Agreement") will be entered into among AIM, a Sub-Advisor, the Underlying Theme Funds, AFS and the Trust. The Service Agreement will provide that, if the officers of any Underlying Theme Fund, at the direction of the Trust's Board of Trustees, determine that the aggregate expenses of the Fund are less than the estimated savings to the Underlying Theme Fund from the operation of the Fund, the Underlying Theme Fund will bear those expenses in proportion to the average daily value of its shares owned by the Fund and/or the number of shareholder accounts at the Fund. No Underlying Theme Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Theme Funds and the resulting reduction in shareholder servicing costs. In this regard, the shareholder servicing costs to any Underlying Theme Fund for servicing one account registered to the Trust would be significantly less than the cost to that same Underlying Theme Fund of servicing the same pool of assets contributed in the typical fashion by a large group of individual shareholders owning small accounts in each Underlying Theme Fund. If the Fund's costs exceed the aggregate estimated savings to the Underlying Theme Funds, the Sub-Advisor will pay the excess on behalf of the Fund.

  Certain non-recurring and extraordinary expenses will not be paid in accordance with the Service Agreement including: the fees and costs of actions, suits or proceedings and any penalties or damages in connection therewith, to which the Trust and/or the Fund may incur directly, or may incur as a result of its legal obligation to provide indemnification to its officers, trustees and agents; the fees and costs of any governmental investigation and any fines or penalties in connection therewith; and any federal, state or local tax, or related interest penalties or additions to tax, incurred, for example, as a result of the Trust's failure to distribute all of its income and gains, its failure to qualify as a RIC under the Code, or failure to timely file any required tax returns or other filings. Amounts not payable pursuant to the Service Agreement will be paid by the Fund.

  AIM was organized in 1976, and along with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is the sole shareholder of the Funds' principal underwriter, AIM Distributors. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are independent investment management groups that have a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

CUSTODIAN

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Fund's and the Underlying Theme Portfolios' assets.

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES

  The Transfer Agency and Service Agreement between the Trust and AFS, a registered transfer agent and wholly-owned subsidiary of AIM, provides that AFS will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Fund; maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts. The Transfer Agency and Service Agreement became effective on September 8, 1998. See "Additional Information -- Special Servicing Agreement." The Sub-Advisor also serves as the Fund's pricing and accounting agent.

INDEPENDENT ACCOUNTANTS

  The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts annual audits of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Trust as to matters of accounting, regulatory filings, and federal and state income taxation.

  The audited financial statements of the Trust included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP as stated in their opinion appearing herein, and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

SHAREHOLDER LIABILITY

  Under Delaware law, the shareholders of the Trust enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

NAME

  Prior to May 29, 1998, the Fund operated under the name of GT Global New Dimension Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of any class of the Trust's equity securities as of August 10, 1998, and the percentage of the outstanding shares held by such holders are set forth below:

                                                                                      PERCENT
                                                              PERCENT                 OWNED OF
                                                              OWNED OF               RECORD AND
                 NAME AND ADDRESS OF OWNER                    RECORD*               BENEFICIALLY
                 -------------------------                    --------              ------------
CLASS C                                                        21.79%                 -0-
MLPF&S for the Sole Benefit of
  its Customers, Security #9,7R61
Attn: Fund Administration
4800 Deer Lake Drive East, 3rd Fl.
Jacksonville, Florida 32246-6484

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

  The standard formula for calculating total return, as described in the Prospectus, is as follows:
                                       (n)
                                 P(1+T)   =ERV

           P       =   a hypothetical initial payment of $1,000.
    Where
           T       =   average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).
           n       =   number of years.
           ERV     =   ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional
                       portion of such period).

  Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                       (n)
                                 P(1+U)   =ERV

           P       =   a hypothetical initial payment of $1,000.
    Where
           U       =   average annual total return assuming payment of only a
                       stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
           n       =   number of years.
           ERV     =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  Cumulative total return across a stated period may be calculated as follows:

                                       (n)
                                 P(1+V)   =ERV

           P       =   a hypothetical initial payment of $1,000.
    Where
           V       =   cumulative total return assuming payment of all of, a stated
                       portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
           n       =   number of years.
           ERV     =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  The cumulative total return for Advisor Class shares of the Fund for the period September 15, 1997 to December 31, 1997 was (2.51)%.

PERFORMANCE INFORMATION

  Total return and yield figures for the Fund are neither fixed nor guaranteed, and the Fund's principal is not insured. Performance quotations reflect historical information and should not be considered representative of the Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Fund may provide performance information in reports, sales literature and advertisements. The Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. Such publications or media entities may include the following, among others:

     Advertising Age
     Barron's
     Best's Review
     Broker World
     Business Week
     Changing Times
     Christian Science Monitor
     CNBC
     CNN
     Consumer Reports
     Economist
     EuroMoney
     FACS of the Week
     Financial Planning
     Financial Product News
     Financial Services Week
     Financial World
     Forbes
     Fortune
     Global Finance
     Hartford Courant Inc.
     Insurance Forum
     Institutional Investor
     Insurance Week
     Investor's Daily
     Journal of the American
       Society of CLU & ChFC
     Kiplinger Letter
     Money
     Mutual Fund Forecaster
     Mutual Fund Magazine
     Nation's Business
     New York Times
     PBS
     Pension World
     Pensions & Investments
     Personal Investor
     Philadelphia Inquirer
     Smart Money
     USA Today
     U.S. News & World Report
     Wall Street Journal
     Washington Post

  The Fund and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare the Fund with the following, or compare the Fund's performance to performance data of similar mutual funds as published in the following, among others:

     Bank Rate National Monitor Index
     Bear Stearns Foreign Bond Index
     Bond Buyer Index
     CDA/Wiesenberger Investment Company Services
       (data and mutual fund rankings and
       comparisons)
     CNBC/Financial News Composite Index
     COFI
     Consumer Price Index
     Datastream
     Donoghue's
     Dow Jones Industrial Average
     EAFE Index
     First Boston High Yield Index
     Fitch (publications)
     Ibbotson Associates International Bond Index
     International Bank for Reconstruction and
       Development (publications)
     International Finance Corporation Emerging
       Markets Database
     International Financial Statistics
     Lehman Bond Indices
     Lipper Analytical Data Services, Inc. (data and
       mutual fund rankings and comparisons)
     Micropal, Inc. (data and mutual fund rankings
       and comparisons)
     Moody's Investors Service (publications)
     Morgan Stanley Capital International All
       Country (AC) World Index
     Morgan Stanley Capital International World
       Indices
     Morningstar, Inc. (data and mutual fund rankings
       and comparisons)
     NASDAQ
     Organization for Economic Cooperation and
       Development (publications)
     Salomon Brothers Global Telecommunications
       Index
     Salomon Brothers World Government Bond
       Index-Non-U.S.
     Salomon Brothers World Government Bond Index
     Standard & Poor's (publications)
     Standard & Poor's 500 Composite Stock Price
       Index
     Stangar
     Wilshire Associates
     World Bank (publications and reports)
     The World Bank Publication of Trends in
       Developing Countries
     Worldscope

  The Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

        10-year Treasuries
        30-year Treasuries
        30-day Treasury Bills

  Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Fund or AIM Distributors. Advertising for the Fund may from time to time include discussions of general economic conditions and interest rates. Advertising for the Fund may also include reference to the use of the Fund as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for the Fund may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

  From time to time, the Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

  Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

GENERAL INFORMATION ABOUT THE UNDERLYING THEME PORTFOLIOS

  Each Underlying Theme Portfolio may invest worldwide across industries within the Portfolio's area of concentration without national or regional restrictions. The ability of each Underlying Theme Portfolio to invest worldwide may allow the portfolio managers to select industries in different economic cycles and varying stages of development, though there is no assurance that the managers will be successful in this selection.

  Each Underlying Theme Portfolio's area of concentration reflects the underlying theme of the Portfolio. AIM Distributors believes that there are certain social, political and economic trends that may benefit one or more industries within an Underlying Theme Portfolio's area of concentration. Of course, there is no assurance that any of the Funds will benefit as a result.

  Health Care Fund. From time to time the Fund and AIM Distributors will quote information including data regarding:

  - Trading volume, number of listed companies and the largest companies of the global health care industry

  - Expenditures by various countries, regions and age groups on health care

  - Population of countries, regions and age groups

  - Natality and mortality rates in various regions, countries and age groups

  - Life expectancy rates in various regions, countries and age groups

  - New health care products and products seeking approval

  - Health maintenance organizations (HMOs) and their enrollment growth

  - Studies from, but not limited to, the American Medical Association showing the effectiveness of using drugs to cure illness

  - Medical technology and devices in use or in development

  - Regulatory environment of health care industries

  - Consolidation in the health care industries

  The information quoted has not been independently verified by the Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from sources including the following:

  - Research firms such as Mehta and Isaly which publishes Pharmaceutical Portfolio Recommendations

  - OECD and its publications such as the OECD Health Data, as supplemented annually

  - Morgan Stanley Capital International stock market industry indices such as Health & Personal Care

  - The World Bank and its publications such as The World Development Report, as supplemented annually

  - IFC and publications such as the Emerging Stock Markets Factbook

  Information About the Global Health Care Industries. The Fund and the Sub-advisor believe that certain market and demographic factors merit an investor's consideration when making a health care investment. Worldwide standards of living and life expectancy have increased at a substantial rate. The Sub-advisor, the investment advisor to the AIM/GT Funds, expects this growth, which works to the general benefit of the global health care industry, to continue at a roughly comparable rate in the future, although no assurances can be given in this regard. Moreover, according to the Sub-advisor, the health care industry historically has proven to be a relatively non-cyclical industry that continues to provide goods and services to the public in periods of economic weakness as well as economic strength.

  The Sub-advisor believes that the anticipated increase in the world's elderly population could increase demand for health care products and services. For example, according to data compiled by the Sub-advisor, in Japan the number of people age 65 and older is expected to grow over 100% by the year 2025; in Germany, France and the U.S., the same age group should grow 40%. Similarly, the U.S. Census Bureau predicts the number of Americans 85 and older to double in the next 30 years. From time to time, the Fund and AIM Distributors will quote information including, but not limited to, international data regarding populations, birth rates, mortality rates, life expectancy, health care expenditures, and gross domestic product vs. life expectancy. The information quoted has not been independently verified by the Fund or AIM Distributors and will be based on data that is believed to be reliable and accurate.

  Telecommunications Fund. From time to time the Fund and AIM Distributors will quote information including data regarding:

  - Increased usage of new technologies such as, but not limited to, cellular and wireless communications in emerging and established countries around the world

  - Supply and demand of telephone equipment and services

  - Regulatory environment of telecommunications industries

  - Revenue, price and usage of telecommunications products and services

  - Privatization and/or deregulation of telecommunications companies

  The information quoted has not been independently verified by the Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from sources including the following:

  - Salomon Brothers World Equity Telecommunications Index, which includes stock market data about the telecommunications industry in established and developing markets

  - OECD and other publications from its subsidiaries such as the International Telecommunications Union

  - Morgan Stanley Capital International stock market industry indices such as Telecommunications, Broadcasting & Publishing and Data Processing & Reproduction

  - International Technology Consultants, a Washington D.C. based firm which publishes reports such as Eastern European & Soviet Telecom Report and Latin American Telecom Report

  - Telegeography and other publications

  Deregulation in the United States. The United States has been the bellwether for deregulation of the telephone industry. The divestiture of the Bell System from American Telephone and Telegraph has produced competing companies in the United States. Such U.S. market-driven competition has, for example, led to lower costs for consumers which in turn led to greater consumer usage and to higher industrywide revenues. The Sub-advisor expects this scenario to continue to benefit such companies in the U.S. and similarly to be realized by the established telecommunications companies in established economies, although no assurances can be made in this regard.

  Consumer Products and Services Fund. From time to time the Fund and AIM Distributors will quote information including data regarding:

  - Trading volume, number of listed companies and the largest companies located around the world in the consumer products and services industries

  - Expenditures, demand and consumption by various countries, regions, income classes and age groups of consumer products and services

  - Population of countries, regions and age groups

  - Life expectancy rates in various regions, countries and age groups

  - New consumer products and services in the development or manufacturing stages

  - Income of various regions, countries and age groups

  - Sales and sales growth of consumer products and services companies in their own country and abroad

  - Sales, supply and demand of consumer products and services

  - Parent companies and the products and services they distribute

  - Regulatory environment of consumer products industries

  The information quoted will not be independently verified by the Fund or AIM Distributors and will be based on data provided that is believed to be reliable and accurate from sources including, but not limited to, the following:

  - Consumer and trade groups

  - Fortune magazine and other periodicals

  - The World Bank and its publications

  - The International Monetary Fund (IMF) and its publications

  - IFC and its publications

  - OECD and its publications

  Infrastructure Fund. From time to time the Fund and AIM Distributors may quote information including:

  - Supply and demand of telephone equipment and services, electricity, water, transportation, construction materials and other infrastructure related products and services

  - Regulatory environment of infrastructure industries

  - Quantity and costs of current and projected infrastructure projects

  - Privatization of industries and companies

  - New technologies, products and services used in infrastructure industries

  - Infrastructure Finance Magazine and other periodicals

  Financial Services Fund. From time to time the Fund and AIM Distributors may quote information including:

  - Supply and demand of financial services

  - Regulatory environment of financial service industries

  - Credit ratings of U.S. and non-U.S. banks

  - New technologies, products and services used in the financial services industries

  - Consolidation in the financial services industries

  Resources Fund. From time to time the Fund and AIM Distributors may quote information including:

  - Supply, demand and prices of natural resources

  - Regulatory environment of natural resources

  - Supply, demand and prices of products manufactured from natural resources

  - New technologies, products and services used in the natural resources industries

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Moody's Investors Service, Inc. ("Moody's") employs the designations "Prime-1" and "Prime-2" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P") rates commercial paper in four categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B -- Issues rated "B" are regarded as having only speculative capacity for timely payment. C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  S&P rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories: AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong. AA -- Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A -- Has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB -- Regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB -- Has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating. B -- Has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating. CCC -- Has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.
CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. C -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. C1 -- Reserved for income bonds on which no interest is being paid. D -- In payment default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. This rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                          DESCRIPTION OF BOND RATINGS

  Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Investment Grade Ratings are the first four categories:
Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa -- High quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
A -- Upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa -- Medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Have speculative elements and their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               ABSENCE OF RATING

  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS

                                       FS

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

                                                                             ADVISOR
                                                                              CLASS         VALUE        % OF NET
AIM GLOBAL THEME FUNDS                                                       SHARES       (NOTE 1)        ASSETS
--------------------------------------------------------------             -----------   -----------   -------------
  AIM Global Consumer Products and Services Fund .............                 686,284   $17,953,178        32.0
  AIM Global Financial Services Fund .........................                 595,333    12,186,465        21.7
  AIM Global Infrastructure Fund .............................                 556,903     9,122,071        16.3
  AIM Global Health Care Fund ................................                 267,601     5,954,114        10.6
  AIM Global Telecommunications Fund .........................                 269,653     5,519,803         9.8
  AIM Global Resources Fund ..................................                 402,064     5,484,152         9.8
                                                                                         -----------       -----

TOTAL THEME FUND INVESTMENTS (cost $53,855,420) ..............                            56,219,783       100.2
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $53,855,420)  * ......................                            56,219,783       100.2
Other Assets and Liabilities .................................                              (106,206)       (0.2)
                                                                                         -----------       -----

NET ASSETS ...................................................                           $56,113,577       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

          * For Federal income tax purposes, cost is $53,893,162 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,401,304
                 Unrealized depreciation:            (2,074,683)
                                                  -------------
                 Net unrealized appreciation:     $   2,326,621
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments at value (cost $53,855,420) (Note 1)...........................................    $ 56,219,783
  U.S. currency..............................................................................           9,174
  Receivable for Fund shares sold............................................................          72,825
                                                                                                 ------------
    Total assets.............................................................................      56,301,782
                                                                                                 ------------
Liabilities:
  Payable for Fund shares repurchased........................................................         145,699
  Payable for service and distribution expenses (Note 2).....................................          33,332
  Payable for investments purchased..........................................................           9,174
                                                                                                 ------------
    Total liabilities........................................................................         188,205
                                                                                                 ------------
Net assets...................................................................................    $ 56,113,577
                                                                                                 ------------
                                                                                                 ------------
Class A:
Net asset value and redemption price per share ($23,947,333 DIVIDED BY 2,021,670 shares
 outstanding)................................................................................    $      11.85
                                                                                                 ------------
                                                                                                 ------------
Maximum offering price per share (100/95.25 of $11.85) *.....................................    $      12.44
                                                                                                 ------------
                                                                                                 ------------
Class B:+
Net asset value and offering price per share ($30,479,961 DIVIDED BY 2,582,072 shares
 outstanding)................................................................................    $      11.80
                                                                                                 ------------
                                                                                                 ------------
Class C:+
Net asset value and offering price per share ($266,957 DIVIDED BY 22,624 shares
 outstanding)................................................................................    $      11.80
                                                                                                 ------------
                                                                                                 ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,419,326 DIVIDED
 BY 119,492 shares outstanding)..............................................................    $      11.88
                                                                                                 ------------
                                                                                                 ------------
Net assets consist of:
  Paid in capital (Note 4)...................................................................    $ 53,469,758
  Accumulated net investment loss............................................................        (148,422)
  Accumulated net realized gain on investments...............................................         427,878
  Net unrealized appreciation of investments.................................................       2,364,363
                                                                                                 ------------
Total -- representing net assets applicable to capital shares outstanding....................    $ 56,113,577
                                                                                                 ------------
                                                                                                 ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                            STATEMENT OF OPERATIONS

                   Six months ended June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income..............................................................................  $    3,426
                                                                                                 ----------
    Total investment income....................................................................       3,426
                                                                                                 ----------
Expenses:
  Service and distribution expenses: (Note 2)
    Class A........................................................................  $   50,681
    Class B........................................................................     129,149
    Class C........................................................................         728
                                                                                     ----------
    Total expenses.............................................................................     180,558
                                                                                                 ----------
Net investment loss............................................................................    (177,132)
                                                                                                 ----------
Net realized and unrealized gain (loss) on investments: (Note 1)
  Net realized loss on investments.................................................     (77,682)
  Capital gain distributions received..............................................          --
                                                                                     ----------
    Net realized loss during the period........................................................     (77,682)
    Net change in unrealized appreciation during the period....................................   5,158,759
                                                                                                 ----------
Net realized and unrealized gain on investments................................................   5,081,077
                                                                                                 ----------
Net increase in net assets resulting from operations...........................................  $4,903,945
                                                                                                 ----------
                                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                SEPTEMBER 15,
                                                                                                    1997
                                                                                                (COMMENCEMENT
                                                                                SIX MONTHS     OF OPERATIONS)
                                                                                  ENDED              TO
                                                                              JUNE 30, 1998     DECEMBER 31,
                                                                               (UNAUDITED)          1997
                                                                              --------------   ---------------
Increase in net assets
Operations:
  Net investment loss.......................................................    $  (177,132)      $   (31,440)
  Net realized gain (loss) on investments...................................        (77,682)        1,983,653
  Net change in unrealized appreciation (depreciation) of investments.......      5,158,759        (2,794,396)
                                                                              --------------   ---------------
    Net increase (decrease) in net assets resulting from operations.........      4,903,945          (842,183)
                                                                              --------------   ---------------
Class A:
Distributions to shareholders: (Note 1)
  In excess of net investment income........................................             --          (583,714)
Class B:
Distributions to shareholders: (Note 1)
  In excess of net investment income........................................             --          (781,183)
Class C:+
Distributions to shareholders: (Note 1)
  In excess of net investment income........................................             --               N/A
Advisor Class: (Note 1)
Distributions to shareholders:
  In excess of net investment income........................................             --           (53,046)
                                                                              --------------   ---------------
    Total distributions.....................................................             --        (1,417,943)
                                                                              --------------   ---------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........................     22,460,467        41,029,628
  Decrease from capital shares repurchased..................................     (6,819,849)       (3,300,488)
                                                                              --------------   ---------------
    Net increase from capital share transactions............................     15,640,618        37,729,140
                                                                              --------------   ---------------
Total increase in net assets................................................     20,544,563        35,469,014
Net assets:
  Beginning of period.......................................................     35,569,014           100,000
                                                                              --------------   ---------------
  End of period *...........................................................    $56,113,577       $35,569,014
                                                                              --------------   ---------------
                                                                              --------------   ---------------
 * Includes undistributed/accumulated net investment income (loss)..........    $  (148,422)      $    28,710
                                                                              --------------   ---------------
                                                                              --------------   ---------------

--------------
   + Commencing January 1, 1998, the Fund began offering Class C shares.

    The accompanying notes are an integral part of the financial statements.

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                        CLASS A
                                          ------------------------------------
                                            SIX MONTHS     SEPTEMBER 15, 1997
                                              ENDED           (COMMENCEMENT
                                             JUNE 30,        OF OPERATIONS)
                                             1998 (d)        TO DECEMBER 31,
                                           (UNAUDITED)          1997 (d)
                                          --------------   -------------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  10.63              $  11.43
                                          --------------      ----------
Income from investment operations:
  Net investment income (loss)..........     (0.02)                (0.01)
  Net realized and unrealized loss on
   investments..........................      1.24                 (0.31)
                                          --------------      ----------
    Net increase (decrease) from
     investment operations..............      1.22                 (0.32)
                                          --------------      ----------
Distributions to shareholders:
  In excess of net investment income....        --                 (0.48)
                                          --------------      ----------
    Total distributions.................        --                 (0.48)
                                          --------------      ----------
Net asset value, end of period..........  $  11.85              $  10.63
                                          --------------      ----------
                                          --------------      ----------

Total investment return (c).............     11.48% (b)            (2.68)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 23,947              $ 15,145
Ratio of net investment income (loss) to
 average net assets.....................     (0.49)% (a)           (0.35)% (a)
Ratio of operating expenses to average
 net assets: (Note 2)...................      0.50% (a)             0.50% (a)
Portfolio turnover rate++...............         8% (a)                1% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period. + Commencing January 1, 1998, the Fund began offering Class C shares.
 ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                         FINANCIAL HIGHLIGHTS  (cont'd)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                       CLASS B                 CLASS C+             ADVISOR CLASS
                                          ---------------------------------   ----------   -------------------------------
                                           SIX MONTHS    SEPTEMBER 15, 1997   SIX MONTHS   SIX MONTHS   SEPTEMBER 15, 1997
                                             ENDED         (COMMENCEMENT        ENDED        ENDED        (COMMENCEMENT
                                            JUNE 30,       OF OPERATIONS)      JUNE 30,     JUNE 30,      OF OPERATIONS)
                                            1998 (d)      TO DECEMBER 31,      1998 (d)     1998 (d)     TO DECEMBER 31,
                                          (UNAUDITED)         1997 (d)        (UNAUDITED)  (UNAUDITED)       1997 (d)
                                          ------------   ------------------   ----------   ----------   ------------------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 10.62             $ 11.43         $10.62       $10.64             $11.43
                                          ------------     ----------         ----------   ----------       --------
Income from investment operations:
  Net investment income (loss)..........    (0.05)              (0.02)         (0.05)        0.00               0.01
  Net realized and unrealized loss on
   investments..........................     1.23               (0.32)          1.23         1.24              (0.31)
                                          ------------     ----------         ----------   ----------       --------
    Net increase (decrease) from
     investment operations..............     1.18               (0.34)          1.18         1.24              (0.30)
                                          ------------     ----------         ----------   ----------       --------
Distributions to shareholders:
  In excess of net investment income....       --               (0.47)            --           --              (0.49)
                                          ------------     ----------         ----------   ----------       --------
    Total distributions.................       --               (0.47)            --           --              (0.49)
                                          ------------     ----------         ----------   ----------       --------
Net asset value, end of period..........  $ 11.80             $ 10.62         $11.80       $11.88             $10.64
                                          ------------     ----------         ----------   ----------       --------
                                          ------------     ----------         ----------   ----------       --------

Total investment return (c).............    11.11% (b)          (2.83)% (b)    11.11% (b)   11.65% (b)         (2.51)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $30,480             $19,184         $  267       $1,419             $1,241
Ratio of net investment income (loss) to
 average net assets.....................    (0.99)% (a)         (0.85)% (a)    (0.99)% (a)   0.01%              0.15% (a)
Ratio of operating expenses to average
 net assets: (Note 2)...................     1.00% (a)           1.00% (a)      1.00% (a)    0.00% (a)          0.00% (a)
Portfolio turnover rate++...............        8% (a)              1% (a)         8% (a)       8% (a)             1% (a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) Calculated based upon average shares outstanding during the period. + Commencing January 1, 1998, the Fund began offering Class C shares.
 ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           June 30, 1998 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM New Dimension Fund (the "Fund", formerly GT Global New Dimension Fund) is a diversified series of AIM Series Trust (the "Trust", formerly GT Global Series Trust ). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Fund invests substantially all of its assets in Advisor Class shares of the AIM theme mutual funds: AIM Global Consumer Products and Services Fund; AIM Global Financial Services Fund; AIM Global Health Care Fund; AIM Global Infrastructure Fund; AIM Global Resources Fund; and AIM Global Telecommunications Fund (collectively, the "Underlying Theme Funds").

The Fund offers Class A, Class B, Class C, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A, Class B, and Class C, each have exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in the Fund are valued at the closing net asset value of Advisor Class shares of each Underlying Theme Fund on the day of valuation, and short-term investments with a maturity of 60 days or less are valued at amortized cost.

(B) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(C) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(D) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Fund and timing differences.

(E) LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On June 30, 1998, the Fund had no loans outstanding.

2. RELATED PARTIES
A I M Advisors, Inc. ("AIM" or the "Manager") is the Fund's investment manager and administrator, and INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-adviser and/or sub-administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment manager and administrator of the Fund and INVESCO (NY), Inc. became the sub-adviser and sub-administrator of the Fund.
A I M Distributors, Inc. ("AIM Distributors") became the Fund's distributor. Finally, the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. All of the changes became effective as of the close of business on May 29, 1998.

AIM Distributors, an affiliate of the Manager, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of the investment sub-advisor, served as the

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

Fund's distributor. The Fund offers Class A, Class B, Class C, and Advisor Class shares for purchase.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and AIM Distributors, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services is also reimbursed by the Fund its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is also the pricing and accounting agent for the Fund. The Manager will initially assume all costs of the Fund's operation, except for service and distribution fees as described below and non-recurring and extraordinary expenses, if any. The Fund, as a shareholder in the Underlying Theme Funds, indirectly will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Theme Funds. Subject to receipt of a pending exemptive order from the Securities and Exchange Commission, the Trust, on behalf of the Fund, will enter into a Special Servicing Agreement ("Agreement") with the Underlying Theme Funds, the Manager and GT Services. If the Board of Trustees of the Underlying Theme Funds makes certain findings, each Underlying Theme Fund will pay certain nondistribution-related expenses of the Fund to the extent such expenses are less than the estimated savings to the Underlying Theme Funds from the operation of the Fund. The Manager and AIM Distributors also voluntarily have undertaken to limit the Underlying Theme Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.50% of the average daily net assets of the Underlying Theme Fund's Advisor Class shares.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended June 30, 1998, AIM Distributors and GT Global retained $1,378 and $14,589, respectively, of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. No CDSC's were collected during the period ended June 30, 1998. In addition, AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the period ended June 30, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of $11,697 and $29,522, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Class C shares are not subject to initial sales charges. When Class C shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class C shares made within one year of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the period ended June 30, 1998, AIM Distributors collected no CDSCs. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class C shares.

For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan") and Class C shares ("Class C Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Class A Plan would have been incurred within one year of such reimbursement.

For the period ended May 29, 1998, pursuant to the Class B Plan and Class C Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B and Class C shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan and Class C Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees has adopted a Master Distribution Plan applicable to the Fund's Class A and Class C shares (the "Class A and Class C Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A, Class B, and Class C shares of the Funds. Under the Class A and Class C Plan, a Fund compensates AIM Distributors at the annualized rate of 0.50% of the average daily net assets of the Fund's Class A shares and an aggregated amount of 1.00% of the average daily net assets of Class C shares of the Fund.

                             AIM NEW DIMENSION FUND
                    (FORMERLY GT GLOBAL NEW DIMENSION FUND)

Pursuant to the Fund's Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.
Subject to the receipt of a pending exemptive order from the Securities and Exchange Commission, the Trust will pay each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustees. Until such order is received, the Manager and/or the sub-adviser pay(s) to the Trustees such fees.
3. PURCHASES AND SALES
For the period ended June 30, 1998, purchases and sales, other than short-term investments, of the Underlying Theme Funds by the Fund, are as follows:

AIM GLOBAL                                                                        PURCHASES     SALES
--------------------------------------------------------------------------------  ----------  ----------
Consumer Products and Services Fund.............................................  $5,179,719  $1,089,057
Telecommunications Fund.........................................................   1,641,048      85,582
Financial Services Fund.........................................................   3,617,497     416,342
Resources Fund..................................................................   2,525,006     107,153
Health Care Fund................................................................   2,302,078      95,138
Infrastructure Fund.............................................................   2,847,442     190,249

4. CAPITAL SHARES
At June 30, 1998, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                                                                                               SEPTEMBER 15, 1997
                                                                         SIX MONTHS ENDED       (COMMENCEMENT OF
                                                                           JUNE 30, 1998           OPERATIONS)
                                                                            (UNAUDITED)       TO DECEMBER 31, 1997
                                                                       ---------------------  ---------------------
CLASS A                                                                 SHARES      AMOUNT     SHARES      AMOUNT
---------------------------------------------------------------------  ---------  ----------  ---------  ----------
Shares sold..........................................................    845,570  $9,536,511  1,560,835  $17,768,084
Shares issued in connection with reinvestment of distributions.......         --          --     54,891     563,181
                                                                       ---------  ----------  ---------  ----------
                                                                         845,570   9,536,511  1,615,726  18,331,265
Shares repurchased...................................................   (248,048) (2,841,185)  (194,494) (2,190,806)
                                                                       ---------  ----------  ---------  ----------
Net increase.........................................................    597,522  $6,695,326  1,421,232  $16,140,459
                                                                       ---------  ----------  ---------  ----------
                                                                       ---------  ----------  ---------  ----------
                                                                                               SEPTEMBER 15, 1997
                                                                         SIX MONTHS ENDED       (COMMENCEMENT OF
                                                                           JUNE 30, 1998           OPERATIONS)
                                                                            (UNAUDITED)       TO DECEMBER 31, 1997
                                                                       ---------------------  ---------------------
CLASS B                                                                 SHARES      AMOUNT     SHARES      AMOUNT
---------------------------------------------------------------------  ---------  ----------  ---------  ----------
Shares sold..........................................................  1,102,205  $12,382,297 1,832,668  $20,681,472
Shares issued in connection with reinvestment of distributions.......         --          --     67,039     687,825
                                                                       ---------  ----------  ---------  ----------
                                                                       1,102,205  12,382,297  1,899,707  21,369,297
Shares repurchased...................................................   (325,914) (3,715,229)   (96,841) (1,061,266)
                                                                       ---------  ----------  ---------  ----------
Net increase.........................................................    776,291  $8,667,068  1,802,866  $20,308,031
                                                                       ---------  ----------  ---------  ----------
                                                                       ---------  ----------  ---------  ----------
                                                                                                 NOT APPLICABLE
                                                                                                 (THE FUND BEGAN
                                                                         SIX MONTHS ENDED       OFFERING CLASS C
                                                                           JUNE 30, 1998      SHARES ON JANUARY 1,
                                                                            (UNAUDITED)               1998)
                                                                       ---------------------  ---------------------
CLASS C                                                                 SHARES      AMOUNT     SHARES      AMOUNT
---------------------------------------------------------------------  ---------  ----------  ---------  ----------
Shares sold..........................................................     25,666  $  288,227         --  $       --
Shares issued in connection with reinvestment of distributions.......         --          --         --          --
                                                                       ---------  ----------  ---------  ----------
                                                                          25,666     288,227         --          --
Shares repurchased...................................................     (3,042)    (34,523)        --          --
                                                                       ---------  ----------  ---------  ----------
Net increase.........................................................     22,624  $  253,704         --  $       --
                                                                       ---------  ----------  ---------  ----------
                                                                       ---------  ----------  ---------  ----------
                                                                                               SEPTEMBER 15, 1997
                                                                         SIX MONTHS ENDED       (COMMENCEMENT OF
                                                                           JUNE 30, 1998           OPERATIONS)
                                                                            (UNAUDITED)       TO DECEMBER 31, 1997
                                                                       ---------------------  ---------------------
ADVISOR CLASS                                                           SHARES      AMOUNT     SHARES      AMOUNT
---------------------------------------------------------------------  ---------  ----------  ---------  ----------
Shares sold..........................................................     23,229  $  253,432    113,102  $1,276,664
Shares issued in connection with reinvestment of distributions.......         --          --      5,102      52,402
                                                                       ---------  ----------  ---------  ----------
                                                                          23,229     253,432    118,204   1,329,066
Shares repurchased...................................................    (20,324)   (228,912)    (4,533)    (48,416)
                                                                       ---------  ----------  ---------  ----------
Net increase.........................................................      2,905  $   24,520    113,671  $1,280,650
                                                                       ---------  ----------  ---------  ----------
                                                                       ---------  ----------  ---------  ----------

                          GT GLOBAL NEW DIMENSION FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders of GT Global New Dimension Fund and
Board of Trustees of GT Global Series Trust:

We have audited the accompanying statement of assets and liabilities of GT Global New Dimension Fund (the "Fund"), including the portfolio of investments, as of December 31, 1997, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from September 15, 1997 (commencement of operations) to December 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global New Dimension Fund as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 15, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 17, 1998

                          GT GLOBAL NEW DIMENSION FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                            ADVISOR
                                                                             CLASS         VALUE         % OF NET
GT GLOBAL THEME FUNDS                                                       SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------             -----------   ------------   -------------
  GT Global Consumer Products and Services Fund .............                 515,881   $ 11,204,937        31.5
  GT Global Financial Services Fund .........................                 426,322      7,499,007        21.1
  GT Global Infrastructure Fund .............................                 388,281      5,886,334        16.6
  GT Global Natural Resources Fund ..........................                 240,790      4,054,907        11.4
  GT Global Health Care Fund ................................                 162,161      3,278,897         9.2
  GT Global Telecommunications Fund .........................                 185,442      3,089,470         8.7
                                                                                        ------------       -----

TOTAL THEME FUND INVESTMENTS (cost $37,807,948) .............                             35,013,552        98.5
                                                                                        ------------       -----


REPURCHASE AGREEMENT
-------------------------------------------------------------
  Dated December 31, 1997, with State Street Bank & Trust
   Co., due January 2, 1998, for an effective yield of 5.80%, collateralized by $445,000 U.S. Treasury Notes, 5.75% due
   12/31/98 (market value of collateral is $445,417,
   including accrued interest). (cost $432,000)  ............                                432,000         1.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $38,239,948)  * .....................                             35,445,552        99.7
Other Assets and Liabilities ................................                                123,462         0.3
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 35,569,014       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

          * For Federal income tax purposes, cost is $38,277,690 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $          --
                 Unrealized depreciation:            (2,832,138)
                                                  -------------
                 Net unrealized depreciation:     $  (2,832,138)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL NEW DIMENSION FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments at value (cost $38,239,948) (Note 1)..................................................  $35,445,552
  U.S. currency.....................................................................................         113
  Receivable for Fund shares sold...................................................................     929,466
  Interest receivable...............................................................................          70
                                                                                                      ----------
    Total assets....................................................................................  36,375,201
                                                                                                      ----------
Liabilities:
  Payable for investments purchased.................................................................     432,113
  Payable for Fund shares repurchased...............................................................     352,532
  Payable for service and distribution expenses (Note 2)............................................      21,542
                                                                                                      ----------
    Total liabilities...............................................................................     806,187
                                                                                                      ----------
Net assets..........................................................................................  $35,569,014
                                                                                                      ----------
                                                                                                      ----------
Class A:
Net asset value and redemption price per share ($15,144,662 DIVIDED BY 1,424,148 shares
 outstanding).......................................................................................  $    10.63
                                                                                                      ----------
                                                                                                      ----------
Maximum offering price per share (100/95.25 of $10.63) *............................................  $    11.16
                                                                                                      ----------
                                                                                                      ----------
Class B:+
Net asset value and offering price per share ($19,183,648 DIVIDED BY 1,805,781 shares
 outstanding).......................................................................................  $    10.62
                                                                                                      ----------
                                                                                                      ----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,240,704 DIVIDED BY
 116,587 shares outstanding)........................................................................  $    10.64
                                                                                                      ----------
                                                                                                      ----------
Net assets consist of:
  Paid in capital (Note 4)..........................................................................  $37,829,140
  Undistributed net investment income...............................................................      28,710
  Accumulated net undistributed gain................................................................     505,560
  Net unrealized depreciation of investments........................................................  (2,794,396)
                                                                                                      ----------
Total -- representing net assets applicable to capital shares outstanding...........................  $35,569,014
                                                                                                      ----------
                                                                                                      ----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL NEW DIMENSION FUND

                            STATEMENT OF OPERATIONS

      September 15, 1997 (commencement of operations) to December 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................................................  $    8,216
                                                                                               ----------
    Total investment income..................................................................       8,216
                                                                                               ----------
Expenses:
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $   11,800
    Class B......................................................................      27,856
                                                                                   ----------
  Total expenses.............................................................................      39,656
                                                                                               ----------
Net investment loss..........................................................................     (31,440)
                                                                                               ----------
Net realized and unrealized gain (loss) on investments: (Note 1)
  Net realized loss on investments...............................................     (37,742)
  Capital gain distributions received............................................   2,021,395
                                                                                   ----------
    Net realized gain during the period......................................................   1,983,653
    Net change in unrealized depreciation during the period..................................  (2,794,396)
                                                                                               ----------
Net realized and unrealized loss on investments..............................................    (810,743)
                                                                                               ----------
Net decrease in net assets resulting from operations.........................................  $ (842,183)
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL NEW DIMENSION FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                            SEPTEMBER 15,
                                                                                                 1997
                                                                                            (COMMENCEMENT
                                                                                            OF OPERATIONS)
                                                                                                  TO
                                                                                             DECEMBER 31,
                                                                                                 1997
                                                                                            --------------
Increase in net assets
Operations:
  Net investment loss.....................................................................   $    (31,440)
  Net realized gain on investments........................................................      1,983,653
  Net change in unrealized depreciation of investments....................................     (2,794,396)
                                                                                            --------------
    Net decrease in net assets resulting from operations..................................       (842,183)
                                                                                            --------------
Class A:
Distributions to shareholders: (Note 1)
  In excess of net investment income......................................................       (583,714)
Class B:
Distributions to shareholders: (Note 1)
  In excess of net investment income......................................................       (781,183)
Advisor Class:
Distributions to shareholders: (Note 1)
  In excess of net investment income......................................................        (53,046)
                                                                                            --------------
    Total distributions...................................................................     (1,417,943)
                                                                                            --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested........................................     41,029,628
  Decrease from capital shares repurchased................................................     (3,300,488)
                                                                                            --------------
    Net increase from capital share transactions..........................................     37,729,140
                                                                                            --------------
Total increase in net assets..............................................................     35,469,014
Net assets:
  Beginning of period.....................................................................        100,000
                                                                                            --------------
  End of period *.........................................................................   $ 35,569,014
                                                                                            --------------
                                                                                            --------------
 * Includes undistributed net investment income of........................................   $     28,710
                                                                                            --------------
                                                                                            --------------

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL NEW DIMENSION FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                         SEPTEMBER 15, 1997
                                                    (COMMENCEMENT OF OPERATIONS)
                                                        TO DECEMBER 31, 1997
                                          ------------------------------------------------
                                           CLASS A (D)     CLASS B (D)    ADVISOR CLASS(D)
                                          -------------   -------------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 11.43         $ 11.43            $11.43
                                          -------------   -------------     --------
Income from investment operations:
  Net investment income (loss)..........     (0.01)          (0.02)             0.01
  Net realized and unrealized loss on
   investments..........................     (0.31)          (0.32)            (0.31)
                                          -------------   -------------     --------
    Net decrease from investment
     operations.........................     (0.32)          (0.34)            (0.30)
                                          -------------   -------------     --------
Distributions to shareholders:
  In excess of net investment income....     (0.48)          (0.47)            (0.49)
                                          -------------   -------------     --------
    Total distributions.................     (0.48)          (0.47)            (0.49)
                                          -------------   -------------     --------
Net asset value, end of period..........   $ 10.63         $ 10.62            $10.64
                                          -------------   -------------     --------
                                          -------------   -------------     --------

Total investment return (c).............     (2.68)% (b)     (2.83)% (b)       (2.51)% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $15,145         $19,184            $1,241
Ratio of net investment income (loss) to
 average net assets.....................     (0.35)% (a)     (0.85)% (a)        0.15% (a)
Ratio of expenses to average net assets
 (Notes 1 & 5)..........................      0.50% (a)       1.00% (a)         0.00% (a)
Portfolio turnover rate+................         1% (b)          1% (b)            1% (b)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

                          GT GLOBAL NEW DIMENSION FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global New Dimension Fund ("Fund") is a diversified series of GT Global Series Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Fund invests substantially all of its assets in Advisor Class shares of the GT Global theme mutual funds: GT Global Consumer Products and Services Fund; GT Global Financial Services Fund; GT Global Health Care Fund; GT Global Infrastructure Fund; GT Global Natural Resources Fund; and GT Global Telecommunications Fund (collectively, the "Underlying Theme Funds").

The Fund offers Class A, Class B and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses of the Fund are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses. Beginning January 1, 1998, the Fund will also offer Class C shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in the Underlying Funds are valued at the closing net asset value per Advisor Class share of each Underlying Fund on the day of valuation. Short-term investments with a maturity of 60 days or less are valued at amortized cost.

(B) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(C) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(D) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(E) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. For the period ended December 31, 1997, the Fund had no outstanding loan balance.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Manager is also the pricing and accounting agent for the Fund. The Manager will initially assume all costs of the Fund's operation, except for service and distribution fees as described below and non-recurring and extraordinary expenses. The Fund, as a shareholder in the Underlying Theme Funds, indirectly will bear its proportionate share of any investment management fees and other expenses paid by the Underlying Theme Funds. Subject to receipt of a pending exemptive order from the Securities and Exchange Commission, the Trust, on behalf of the Fund, will enter into a Special Servicing Agreement ("Agreement") with the Underlying Theme Funds, the Manager and GT Global Investor Services, Inc., the transfer agent. If the Board of Trustees of the Underlying Theme Funds makes certain findings, each Underlying Theme Fund will pay certain nondistribution-related expenses of the Fund to the extent such expenses are less than the estimated savings to the Underlying Theme Funds from the operation of the Fund. The Manager and GT Global also voluntarily have undertaken to limit the Underlying Theme Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.50% of the average daily net assets of the Underlying Theme Fund's Advisor Class shares.

                          GT GLOBAL NEW DIMENSION FUND

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase and will offer Class C shares for purchase beginning January 1, 1998.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period from September 15, 1997 (commencement of operations) to December 31, 1997, GT Global retained $6,174 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected no CDSCs for the period from September 15, 1997 (commencement of operations) to December 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the period from September 15, 1997 (commencement of operations) to December 31, 1997, GT Global collected CDSCs in the amount of $1,902. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Class C shares will not be subject to initial sales charges. However, certain redemptions of Class C shares made within one year of purchase will be subject to CDSCs. In addition, GT Global will make ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class C shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. Class C shares will also be subject to a separate distribution plan adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services is also reimbursed for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES
For the period from September 15, 1997 (commencement of operations) to December 31, 1997, purchases and sales, other than short-term investments, of the Underlying Theme Funds by the Fund, are as follows:

GT GLOBAL                                                                            PURCHASES       SALES
--------------------------------------------------------------------------------  ---------------  ----------
Consumer Products and Services Fund.............................................  $    11,777,579  $   80,882
Telecommunications Fund.........................................................        3,462,408      23,798
Financial Services Fund.........................................................        7,690,319      53,175
Natural Resources Fund..........................................................        4,847,276      32,530
Health Care Fund................................................................        4,192,022      26,247
Infrastructure Fund.............................................................        6,136,745      44,025

                          GT GLOBAL NEW DIMENSION FUND

4. CAPITAL SHARES
At December 31, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                  SEPTEMBER 15, 1997
                                             (COMMENCEMENT OF OPERATIONS)
                                                 TO DECEMBER 31, 1997
                                          -----------------------------------
CLASS A                                       SHARES             AMOUNT
----------------------------------------  ---------------  ------------------
Shares sold.............................        1,560,835  $       17,768,084
Shares issued in connection with
  reinvestment of distributions.........           54,891             563,181
                                          ---------------  ------------------
                                                1,615,726          18,331,265
Shares repurchased......................         (194,494)         (2,190,806)
                                          ---------------  ------------------
Net increase............................        1,421,232  $       16,140,459
                                          ---------------  ------------------
                                          ---------------  ------------------


                                                  SEPTEMBER 15, 1997
                                             (COMMENCEMENT OF OPERATIONS)
                                                 TO DECEMBER 31, 1997
                                          -----------------------------------
CLASS B                                       SHARES             AMOUNT
----------------------------------------  ---------------  ------------------
Shares sold.............................        1,832,668  $       20,681,472
Shares issued in connection with
  reinvestment of distributions.........           67,039             687,825
                                          ---------------  ------------------
                                                1,899,707          21,369,297
Shares repurchased......................          (96,841)         (1,061,266)
                                          ---------------  ------------------
Net increase............................        1,802,866  $       20,308,031
                                          ---------------  ------------------
                                          ---------------  ------------------

                                                  SEPTEMBER 15, 1997
                                             (COMMENCEMENT OF OPERATIONS)
                                                 TO DECEMBER 31, 1997
                                          -----------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT
----------------------------------------  ---------------  ------------------
Shares sold.............................          113,102  $        1,276,664
Shares issued in connection with
  reinvestment of distributions.........            5,102              52,402
                                          ---------------  ------------------
                                                  118,204           1,329,066
Shares repurchased......................           (4,533)            (48,416)
                                          ---------------  ------------------
Net increase............................          113,671  $        1,280,650
                                          ---------------  ------------------
                                          ---------------  ------------------

5. SUBSEQUENT EVENT
On January 30, 1998, Liechtenstein Global Trust ("LGT") and AMVESCAP PLC ("AMVESCAP") entered into an agreement by which AMVESCAP will acquire LGT's Asset Management Division, including Chancellor LGT Asset Management, Inc. AMVESCAP is the holding company of the AIM and INVESCO asset management businesses.